File No. 33-66088
                                                                    811-7878

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [ ]


     Post-Effective Amendment No. 7                                    [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 7                                                   [X]




                      (Check appropriate box or boxes.)

                      DREYFUS LIFETIME PORTFOLIOS, INC.
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.


                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


           immediately upon filing pursuant to paragraph (b)
     ----
      X    on January 1, 1997 pursuant to paragraph (b)
     ----
           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1996 was filed on November 27, 1996.




                      DREYFUS LIFETIME PORTFOLIOS, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       4

   3           Condensed Financial Information                5, 6, 7

   4           General Description of Registrant              22

   5           Management of the Fund                         11

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             22

   7           Purchase of Securities Being Offered           12

   8           Redemption or Repurchase                       18

   9           Pending Legal Proceedings                      *




Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-32

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-12

   15          Control Persons and Principal                  B-16, 17
               Holders of Securities

   16          Investment Advisory and Other                  B-17
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                      DREYFUS LIFETIME PORTFOLIOS, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-29

   18          Capital Stock and Other Securities             B-32

   19          Purchase, Redemption and Pricing               B-22
               of Securities Being Offered

   20          Tax Status                                     *

   21          Underwriters                                   B-32

   22          Calculations of Performance Data               B-30

   23          Financial Statements                           B-38



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-5
               Investment Adviser

   29          Principal Underwriters                         C-12

   30          Location of Accounts and Records               C-13

   31          Management Services                            C-13

   32          Undertakings                                   C-13



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                     JANUARY 1, 1997

                      DREYFUS LIFETIME PORTFOLIOS, INC.
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        DREYFUS LIFETIME PORTFOLIOS, INC. (THE "FUND") IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND PERMITS YOU
TO INVEST IN THREE SEPARATE DIVERSIFIED PORTFOLIOS (EACH, A "PORTFOLIO"):
INCOME PORTFOLIO, THE PRIMARY GOAL OF WHICH IS TO MAXIMIZE CURRENT INCOME,
ITS SECONDARY GOAL IS CAPITAL APPRECIATION; GROWTH AND INCOME PORTFOLIO, THE GOAL OF WHICH IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME; AND GROWTH PORTFOLIO, THE GOAL OF WHICH IS CAPITAL APPRECIATION. EACH PORTFOLIO FOLLOWS AN INVESTMENT STRATEGY THAT ALLOCATES
THE PORTFOLIO'S ASSETS AMONG COMMON STOCKS, FIXED-INCOME SECURITIES AND, IN THE CASE OF THE INCOME PORTFOLIO, SHORT-TERM MONEY MARKET INSTRUMENTS.

        BY THIS PROSPECTUS, EACH PORTFOLIO IS OFFERING RETAIL SHARES AND INSTITUTIONAL SHARES. RETAIL SHARES AND INSTITUTIONAL SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. RETAIL SHARES ARE OFFERED TO ANY INVESTOR. INSTITUTIONAL SHARES ARE OFFERED ONLY TO INSTITUTIONAL INVESTORS. INSTITUTIONAL SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS.


        INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.


        THE DREYFUS CORPORATION SERVES AS EACH PORTFOLIO'S INVESTMENT ADVISER. THE DREYFUS CORPORATION HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON EQUITY"), TO SERVE AS EACH PORTFOLIO'S SUB-INVESTMENT ADVISER AND PROVIDE DAY-TO-DAY MANAGEMENT OF EACH PORTFOLIO'S INVESTMENTS. THE DREYFUS CORPORATION AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                  [This Page Intentionally Left Blank]
                                    Page 2

                            TABLE OF CONTENTS
                                                                         Page

Annual Fund Operating Expenses..........................................   4
Condensed Financial Information.........................................   5
Description of the Fund.................................................   8
Management of the Fund..................................................  12
How to Buy Shares.......................................................  14
Shareholder Services....................................................  16
How to Redeem Shares....................................................  20
Shareholder Services Plan...............................................  22
Dividends, Distributions and Taxes......................................  22
Performance Information.................................................  24
General Information.....................................................  24
Appendix................................................................  26

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)
                                                          INCOME              GROWTH AND INCOME              GROWTH
                                                        PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                                -----------------------   ------------------------    -----------------------
                                                 Retail    Institutional    Retail   Institutional     Retail   Institutional
                                                 Shares       Shares        Shares       Shares        Shares       Shares
                                                --------  ------------     --------   ------------    --------   ------------
  Management Fees..................               .60%        .60%          .75%         .75%           .75%         .75%
  Other Expenses...................               .61%        .86%          .39%         .64%           .53%         .78%
  Total Portfolio Operating
  Expenses.........................              1.21%       1.46%         1.14%        1.39%          1.28%        1.53%

EXAMPLE:
        An investor would pay the following
        expenses on a  $1,000
        investment, assuming (1) 5%
        annual return and (2)
        redemption at the end of each
        time period:
               1 Year .............               $12         $15           $12          $14            $13          $16
               3 Years ............               $38         $46           $36          $44            $41          $48
               5 Years ............               $66         $80           $63          $76            $70          $83
              10 Years ............              $147        $175          $139         $167           $155         $182

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

                       CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each Portfolio for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                                GROWTH PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                           FISCAL YEAR ENDED SEPTEMBER 30,
                                                                           -----------------------------------------------------
                                                                               RETAIL SHARES            INSTITUTIONAL SHARES
                                                                           --------------------         ---------------------
PER SHARE DATA:                                                            1995(1)    1996(2)            1995(1)    1996(2)
                                                                           -------    -------            -------    -------
  Net asset value, beginning of year..............................         $12.50     $14.84             $12.50     $14.82
                                                                           -------    -------            -------    -------
  INVESTMENT OPERATIONS:
  Investment income--net .........................................            .21        .28                .19        .32
  Net realized and unrealized gain on investments.................           2.13       2.48               2.13       2.42
                                                                           -------    -------            -------    -------
  TOTAL FROM INVESTMENT OPERATIONS................................           2.34       2.76               2.32       2.74
                                                                           -------    -------            -------    -------
  DISTRIBUTIONS:
  Dividends from investment income--net...........................             _        (.31)                _        (.28)
  Dividends from net realized gain
  on investments..................................................             _        (.70)                _        (.70)
                                                                           -------    -------            -------    -------
  TOTAL DISTRIBUTIONS.............................................             _       (1.01)                _        (.98)
                                                                           -------    -------            -------    -------
  Net asset value, end of year....................................         $14.84     $16.59             $14.82     $16.58
                                                                           =======    =======            =======    =======
TOTAL INVESTMENT RETURN...........................................       18.72%(3)     19.73%          18.56%(3)     19.58%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................            .38%       .75%            .51%(3)      1.00%
  Ratio of net investment income to average net assets............        1.51%(3)      2.38%           1.39%(3)      2.08%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation.........................         .26%(3)       .53%            .26%(3)       .53%
  Portfolio Turnover Rate.........................................       52.86%(3)     77.83%          52.86%(3)     77.83%
  Average commission rate paid(4).............................                 _      $.0519                 _      $.0519
  Net Assets, end of year (000's omitted).........................        $11,898    $28,143            $11,939    $14,458


    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.


    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.


    (3)  Not annualized.


    (4)  For fiscal years beginning on or after October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                         GROWTH AND INCOME PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                       FISCAL YEAR ENDED SEPTEMBER 30,
                                                                           -----------------------------------------------------
                                                                               RETAIL SHARES            INSTITUTIONAL SHARES
                                                                           --------------------         ---------------------
PER SHARE DATA:                                                            1995(1)    1996(2)            1995(1)    1996(2)
                                                                           -------    -------            -------    -------
  Net asset value, beginning of year..............................        $12.50    $14.31               $12.50     $14.29
                                                                           -------    -------            -------    -------
  INVESTMENT OPERATIONS:
  Investment income--net .........................................            .27        .33                .27      .90(3)
  Net realized and unrealized gain on investments.................          1.54        1.60               1.52     1.12(3)
                                                                           -------    -------            -------    -------
  TOTAL FROM INVESTMENT OPERATIONS................................          1.81        1.93               1.79     2.02(3)
                                                                           -------    -------            -------    -------
  DISTRIBUTIONS:
  Dividends from investment income--net...........................             _        (.42)                _        (.40)
  Dividends from net realized gain
  on investments..................................................             _        (.48)                _        (.48)
                                                                           -------    -------            -------    -------
  TOTAL DISTRIBUTIONS.............................................             _        (.90)                _        (.88)
                                                                           -------    -------            -------    -------
  Net asset value, end of year....................................         $14.31     $15.34             $14.29     $15.43
                                                                           =======    =======            =======    =======
TOTAL INVESTMENT RETURN...........................................       14.48%(4)     14.17%          14.32%(4)     14.84%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................         .38%(4)       .75%            .51%(4)      1.00%
  Ratio of net investment income to average net assets............        2.10%(4)      3.60%           1.98%(4)      3.35%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation.........................            .33%      .39%             .33%(4)       .39%
  Portfolio Turnover Rate.........................................       33.55%(4) 122.56%(2)          33.55%(4) 122.56%(2)
  Average commission rate paid(5).................................             _      $.0480                 _      $.0480
  Net Assets, end of year (000's omitted).........................         $9,248   $124,677             $8,602       $160


    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.


    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.


    (3)  Based on average shares outstanding.


    (4)  Not annualized.


    (5)  For fiscal years beginning on or after October 1, 1995, the Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                                                                                INCOME PORTFOLIO
                                                                           -------------------------------------------------
                                                                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                                           -------------------------------------------------
                                                                               RETAIL SHARES            INSTITUTIONAL SHARES
                                                                           --------------------         ---------------------
PER SHARE DATA:                                                            1995(1)    1996(2)            1995(1)    1996(2)
                                                                           -------    -------            -------    -------
  Net asset value, beginning of year..............................        $12.50      $13.52             $12.50     $13.51
                                                                           -------    -------            -------    -------
  INVESTMENT OPERATIONS:
  Investment income--net .........................................            .40        .64                .39        .73
  Net realized and unrealized gain on investments.................            .62        .31                .62        .18
                                                                           -------    -------            -------    -------
  TOTAL FROM INVESTMENT OPERATIONS................................          1.02         .95               1.01        .91
                                                                           -------    -------            -------    -------
  DISTRIBUTIONS:
  Dividends from investment income_net............................             _        (.62)                _        (.60)
  Dividends from net realized gain
  on investments..................................................             _        (.43)                _        (.43)
                                                                           -------    -------            -------    -------
  TOTAL DISTRIBUTIONS.............................................             _       (1.05)                _       (1.03)
                                                                           -------    -------            -------    -------
  Net asset value, end of year....................................         $13.52     $13.42             $13.51     $13.39
                                                                           =======    =======            =======    =======
TOTAL INVESTMENT RETURN...........................................        8.24%(3)      7.30%           8.08%(3)      7.07%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................         .30%(3)       .60%            .43%(3)       .85%
  Ratio of net investment income to average net assets............        3.08%(3)      5.75%           2.95%(3)      5.50%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation.........................            .26%       .61%            .26%(3)       .61%
  Portfolio Turnover Rate.........................................        5.66%(3)     32.95%           5.66%(3)     32.95%
  Net Assets, end of year (000's omitted).......................           $8,141    $12,899             $8,122     $8,701


    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.


    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.


    (3)  Not annualized.


        Further information about each Portfolio's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover of this Prospectus.

                            DESCRIPTION OF THE FUND
GENERAL

        By this Prospectus, two classes of shares of each Portfolio are being offered--Institutional shares and Retail shares (each such class being referred to as a "Class"). The Classes are identical, except that Institutional shares are subject to an annual service fee as described under "Shareholder Services Plan." The shareholder services fees paid by the Institutional shares will cause such Class to have a higher expense ratio and to pay lower dividends than Retail shares.


        Institutional shares may not be purchased directly by individuals, although institutions may purchase Institutional shares for accounts maintained by individuals. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Institutional shares, to the extent required by law. The Fund treats the institution investing in Institutional shares as the Fund shareholder entitled to the rights and privileges described herein.

INVESTMENT OBJECTIVES
        The INCOME PORTFOLIO'S primary investment objective is to maximize current income. Capital appreciation is a secondary objective.
        The GROWTH AND INCOME PORTFOLIO'S investment objective is to maximize total return, consisting of capital appreciation and current income.
        The GROWTH PORTFOLIO'S investment objective is capital appreciation. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.
MANAGEMENT POLICIES

INVESTMENT APPROACH -- The Growth and Income Portfolio and the Growth Portfolio seek to achieve their investment objective by following an asset allocation strategy that contemplates shifts among common stock and fixed-income securities. The Income Portfolio allocates its assets among common stock, fixed-income securities and short-term money market instruments. In selecting investments for a Portfolio, Mellon Equity will employ a multi-step process that, first, establishes an asset allocation baseline, or weighting of a Portfolio's assets towards a particular asset class, second, establishes ranges within which to allocate a Portfolio's assets among the asset classes, third, uses proprietary asset allocation models to recommend an allocation among asset classes and, fourth, selects the securities within the asset classes.

        The Portfolios employ a strategic asset allocation investment technique that involves an ongoing comparison of the relative value of stocks and bonds across different markets. Each Portfolio diversifies among stocks, bonds and, in the case of the Income Portfolio, money market instruments, based on Mellon Equity's assessment of current economic conditions and investment opportunities both domestically and internationally. For the Growth Portfolio and the Growth and Income Portfolio, a target allocation is set and then adjusted within defined ranges based upon Mellon Equity's assessment of return and risk characteristics of each. For the Income Portfolio, Mellon Equity sets a target allocation for the Portfolio's investments, but does not actively manage the Portfolio's assets.
        The Income Portfolio invests exclusively in domestic securities and may invest up to 10% of its assets in money market instruments. The target allocation is 25% equity securities and 75% fixed-income securities. All equity investments will consist of large capitalization stocks (typically with market capitalizations of greater than $1.4 billion).
                                    Page 8

        The Growth and Income Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 15% of its assets in international securities. Equity and fixed-income investments may range from 35% to 65% of the Portfolio with a target allocation of 50% in each asset class. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks (typically with market capitalizations of less than $1.4 billion).
        The Growth Portfolio divides its investments between equity securities and fixed-income securities and may invest up to 25% of its assets in international securities. Equity investments may range from 65% to 100% of the portfolio with a target allocation of 80%. The equity portion is divided into 80% large capitalization stocks and 20% small capitalization stocks. Fixed-income investments may range from 0% to 35% of the portfolio with a target allocation of 20%.
        Mellon Equity will attempt, in selecting securities for each Portfolio, to approximate the investment characteristics of designated benchmark indices but with expected returns that exceed the benchmark. The designated benchmark indices, which are described in detail below, are listed in the following table:

        ASSET CLASS                          PORTFOLIOS                         BENCHMARK INDEX
        ------------                         -------------                      ---------------------------
        Domestic Large Cap Equity            Income, Growth and Income          Standard & Poor's 500Registration Mark
                                             and Growth                         Index ("S&P 500 Index")*

        Domestic Small Cap Equity            Growth and Income and Growth       Russell 2000Registration Mark Index


        International Equity                 Growth and Income                  Morgan Stanley Capital
                                             and Growth                         International Europe, Australia,
                                                                                Far East (Free) Index ("EAFE Index")Registration
                                                                                Mark**

        Domestic Fixed-Income                Income, Growth and                 Lehman Brothers Government/Corporate
                                             Income and Growth                  Intermediate Bond Index ("Lehman
                                                                                Government/Corporate Index")

        International Fixed-Income           Growth and Income and Growth       J.P. Morgan Non-US Government Bond
                                                                                Index-Hedged ("J.P. Morgan Global Index")

*  "Standard & Poor's," "S&P" and "S&P 500Registration Mark" are trademarks of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

**  In U.S. Dollars.

        Mellon Equity may manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective. For asset classes managed on an indexed basis, where possible, full index replication will be used, otherwise a statistically based "sampling" technique will be used to construct portfolios. This process will be used with respect to the equity asset class, for example, to select stocks so that the market capitalizations, industry weightings, dividend yields, beta and, with respect to the international equity asset class, country weightings closely approximate those of the designated index. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the benchmark index. It may, however, provide investment performance relative to the benchmark index with the same degree of accuracy that complete or full replication would provide. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the asset class benchmark index.
        A further explanation of the Fund's allocation process is provided in the Statement of Additional Information.
                                    Page 9


        COMMON STOCKS. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of September 30, 1996, approximately 46.9% of the S&P 500 Index was composed of the 50 largest companies.


        The Russell 2000Registration Mark Index is composed of 2,000 common stocks of U.S. companies with market capitalizations ranging between $23 million and $2.23 billion as of September 30, 1996.


        The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index. Because of this weighting, as of September 30, 1996, approximately 37.5% of the EAFE Index was composed of equity securities of Japanese issuers.


        FIXED-INCOME SECURITIES. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $25 million and maturities of less than ten years and greater than one year. As of September 30, 1996, U.S. Government securities and corporate debt securities represented 78% and 22%, respectively, of the Lehman Brothers Government/Corporate Intermediate Bond Index, and the average maturity of such securities was 4.27 years.

        The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.
        MONEY MARKET INSTRUMENTS. The short-term money market instruments in which the Income Portfolio only invests consist of U.S. Government securities, bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper, and repurchase agreements, as set forth under "Appendix -- Certain Portfolio Securities." The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less. When the Advisers determine that market conditions warrant, a Portfolio may adopt a temporary defensive posture and invest without limitation in money market instruments.
INVESTMENT TECHNIQUES

        The annual portfolio turnover rate of each Portfolio is not expected to exceed 100%. Each Portfolio also may engage in various investment techniques such as options and futures transactions, lending portfolio securities and, with respect to the Growth and Income Portfolio and Growth Portfolio, foreign currency transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objectives and Management Policies -- Management Policies"in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of
                                    Page 10

investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies -- Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.
        The securities of the smaller companies in which the Growth and Income and Growth Portfolio's may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- For the portion of a Portfolio's assets invested in fixed-income securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the Portfolios, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Group, (S&P), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a security held by a Portfolio has been changed, the Advisers will consider all circumstances deemed relevant in determining whether such Portfolio should continue to hold the security. See "Appendix" in the Statement of Additional Information.
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal, interest and dividends on the foreign securities or restrict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or otherwise.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.



USE OF DERIVATIVES -- Each Portfolio may invest in derivatives
("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying
                                    Page 11

asset, index or interest rate. The Derivatives a Portfolio may use include options and futures. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's investments. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objectives and Management Policies -- Management Policies -- Derivatives"in the Statement of Additional Information.




SIMULTANEOUS INVESTMENTS -- Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Portfolio's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for approximately
1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        The Dreyfus Corporation has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as each Portfolio's sub-investment adviser. Mellon Equity, a registered investment adviser formed in 1987, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. As of September 30, 1996, Mellon Equity managed approximately $10.4 billion in assets and serves as the investment adviser for 13 other investment companies.

        Mellon Equity, subject to the supervision and approval of The Dreyfus Corporation, provides investment advisory assistance and the day-to-day management of each Portfolio's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with The Dreyfus Corporation, subject to the overall authority of the Fund's Board in accordance with Maryland law. In providing its services, Mellon Equity may use the services of one or more of its affiliates. Each Portfolio's primary portfolio manager is Steven A. Falci. He has held that position since the inception of the Fund and has been employed by Mellon Equity since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and
                                    Page 12

a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net assets, and .75 of 1% of the value of each of the Growth and Income Portfolio's and Growth Portfolio's average daily net assets. For the fiscal year ended September 30, 1996, no management fee was paid by the Income Portfolio to The Dreyfus Corporation pursuant to undertakings by The Dreyfus Corporation. For the fiscal year ended September 30, 1996, the Growth and Income Portfolio paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .36 of 1% of the value of the Growth and Income Portfolio's average daily net assets pursuant to undertakings by The Dreyfus Corporation. For the fiscal year ended September 30, 1996, the Growth Portfolio paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .22 of 1% of the value of the Growth Portfolio's average daily net assets pursuant to undertakings by The Dreyfus Corporation.


        Under the Sub-Investment Advisory Agreement, The Dreyfus Corporation has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: .35% of each Portfolio's average daily net assets up to $600 million in Fund assets; .25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when the Fund's assets are over $1.8 billion. For the fiscal year ended September 30, 1996, Dreyfus paid Mellon Equity a monthly fee at the annual rate of .35 of 1% of the Fund's average daily net assets with respect to each Portfolio.


        In allocating brokerage transactions for the Portfolios, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of a Portfolio or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Portfolios. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A. located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's custodian.

                                    Page 13

                               HOW TO BUY SHARES

        Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.


        Retail shares are offered to any investor. Institutional shares are offered only to institutional investors, such as Service Agents that have entered into a Selling Agreement with the Distributor. Institutional shares may not be purchased directly by individuals, although institutions may purchase Institutional shares for accounts maintained by individuals.

        Stock certificates are issued only upon an investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

        The minimum initial investment for each Class is $2,500, or $1,000 if the investor is a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. Investors should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.




        Investors may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with the investor's Account Application indicating which Portfolio and Class of shares is being purchased. For subsequent investments, the investor's Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust
                                    Page 14

Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if the investor's bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the relevant Portfolio's DDA # as shown below, for purchase of shares in the investor's name:

DDA #8900251786 Dreyfus LifeTime Portfolios, Inc./Income Portfolio
DDA #8900118253 Dreyfus LifeTime Portfolios, Inc./Growth and Income Portfolio DDA #8900251794 Dreyfus LifeTime Portfolios, Inc./Growth Portfolio.


The wire must include the investor's Fund account number (for new accounts, the investor's Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If an investor's initial purchase of Portfolio shares is by wire, the investor should call 1-800-645-6561 after the investor has completed the wire payment in order to obtain his or her Fund account number. The investor should include his or her Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. Investors may obtain further information about remitting funds in this manner from their bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in an investor's account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. The investor must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit the investor's Fund account. The instructions must specify the investor's Fund account registration and Fund account number PRECEDED BY THE DIGITS "1111."

        Management understands that some Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Shareholder Services Plan. Service Agents may receive different levels of compensation for selling different Classes of shares. Investors should consult their Service Agents in this regard.

        Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, option and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available,
                                    Page 15

based on fair value as determined in good faith by the Board of Directors. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


        Federal regulations require that investors provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS TELETRANSFER PRIVILEGE


        An investor may purchase shares (minimum $500, maximum $150,000 per day) by telephone if he has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the investor's Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If an investor has selected the Dreyfus TELETRANSFER Privilege, the investor may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.

                             SHAREHOLDER SERVICES
FUND EXCHANGES

        An investor may purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this service, investors should consult their Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a
                                    Page 16

current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If an investor has established the Telephone Exchange Privilege, the investor may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561, or, if calling from overseas, 516-794-5452. See "How to Redeem Shares_ Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If an investor is exchanging into a fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares the investor is exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify the Transfer Agent or the investor's Service Agent must notify the Distributor. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables a shareholder to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Portfolio, in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which such shareholder is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. An investor may modify or cancel the investor's exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated.

                                     Page 17

For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free
1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by the shareholder. Portfolio shares are purchased by transferring funds from the bank account designated by the shareholder. At the shareholder's option, the bank account designated by the shareholder will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, the shareholder must file an authorization form with the Transfer Agent. Shareholders may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may cancel his participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. See "Dividends, Distributions and Taxes."
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE

        Dreyfus Government Direct Deposit Privilege enables a shareholder to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into such shareholder's Fund account. A shareholder may deposit as much of such payments as such shareholder elects. To enroll in Dreyfus Government Direct Deposit, the shareholder must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that the shareholder desires to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate a shareholder's participation in this Privilege. A shareholder may elect at any time to terminate his participation by notifying in writing the appropriate Federal agency. The Fund may terminate a shareholder's participation upon 30 days' notice to such shareholder.

DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits a shareholder to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of the shareholder's employer, a shareholder may have part or all of his paycheck transferred to his existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, the shareholder must file an authorization form with his employer's payroll department. The shareholder's employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. A shareholder may obtain the necessary authorization form by calling 1-800-645-6561. A shareholder may change the amount of purchase or cancel the authorization only by written notification to the shareholder's employer. It is the sole responsibility of the shareholder's employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the
                                    Page 18

Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM

        Dreyfus Step Program enables a shareholder to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, a shareholder must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. A shareholder may terminate participation in this Program at any time by discontinuing participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

DREYFUS DIVIDEND OPTIONS

        Dreyfus Dividend Sweep enables a shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Portfolio in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which the shareholder is a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If the shareholder is investing in a fund that charges a sales load, such shareholder may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits a shareholder to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

AUTOMATIC WITHDRAWAL PLAN

        The Automatic Withdrawal Plan permits a shareholder to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if such shareholder has a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                                    Page 19

RETIREMENT PLANS

        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. An investor can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.


                             HOW TO REDEEM SHARES

GENERAL
        Shareholders may request redemption of their shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value.
        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Portfolio shares. Any certificates representing Portfolio shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF AN INVESTOR HAS PURCHASED PORTFOLIO SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMITS A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO THE INVESTOR PROMPTLY UPON BANK CLEARANCE OF THE INVESTOR'S PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF THE INVESTOR'S SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF THE INVESTOR OTHERWISE HAS A SUFFICIENT COLLECTED BALANCE IN THE INVESTOR'S ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND THE INVESTOR WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Portfolio shares will not be redeemed until the Transfer Agent has received the investor's Account Application.
        The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less and remains so during the notice period.
PROCEDURES

        Investors may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if the investor has checked the appropriate box and supplied the necessary information on the Account Application or has filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or, the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The
                                    Page 20

Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee is currently contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        Investors may redeem Portfolio shares by telephone if they have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If an investor selects the telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), such investor authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in an investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, an investor may redeem his shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE -- An investor may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to the investor's account at a bank which is a member of the Federal Reserve
                                    Page 21

System, or a correspondent bank if the investor's bank is not a member. An investor also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to the investor's address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. An investor may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.

TELEPHONE REDEMPTION PRIVILEGE -- An investor may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to the investor's address. An investor may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.

DREYFUS TELETRANSFER PRIVILEGE -- An investor may request by telephone that redemption proceeds (minimum $500 per day) be transferred between the investor's Fund account and the investor's bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in the investor's account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at the investor's request, paid by check (maximum $150,000 per day) and mailed to the investor's address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If an investor has selected the Dreyfus TELETRANSFER Privilege, the investor may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.


                           SHAREHOLDER SERVICES PLAN
                          (INSTITUTIONAL SHARES ONLY)


        The Fund has adopted a Shareholder Services Plan, pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Institutional shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Institutional shares. The services provided may include services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

        Under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. Each Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive dividends and distributions in cash or to reinvest in additional Portfolio shares. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to the Institutional shares or Retail shares will be borne exclusively by such Class. Institutional shares will receive lower per
                                    Page 22

share dividends than Retail shares because of the higher expenses borne by the Institutional shares. See "Annual Fund Operating Expenses."




        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Portfolio shares. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distributions are received in cash or reinvested in Portfolio shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.



        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Investors also will receive periodic summaries of their account which will include information as to dividends and distributions from securities gains, if any, paid during the year.


        The exchange of shares of one fund or Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that each Portfolio has qualified for the fiscal year ended September 30, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualifi-
                                    Page 23

cation relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        Investors should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable shareholder services fees. As a result, at any given time, the performance of the Institutional shares should be expected to be lower than that of Retail shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Russell 2000Registration Mark Index, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other industry publications.
                               GENERAL INFORMATION

        The Fund was organized as a corporation under the laws of Maryland on July 15, 1993, and commenced operations on March 31, 1995. The Fund is authorized to issue 300 million shares of Common Stock (with 100 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into two classes_Institutional shares and Retail shares. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However,
                                    Page 24

only holders of Institutional shares will be entitled to vote on matters submitted to shareholders pertaining to the Shareholder Services Plan.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio.
        To date, the Fund's Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create from time to time, new portfolios of shares without shareholder approval.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
                                    Page 25

                                    APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS (GROWTH AND INCOME AND GROWTH PORTFOLIOS ONLY) -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


BORROWING MONEY -- Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. Each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments.


USE OF DERIVATIVES -- The Portfolios may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investments Objectives and Management Policies _ Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.


        If a Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Portfolio were
                                    Page 26

unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although neither the Fund nor a Portfolio will be a commodity pool, Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in certain Derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, none of the Portfolios may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.




LENDING PORTFOLIO SECURITIES -- Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice.
The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.


FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but a Portfolio may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Portfolio consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES
MONEY MARKET INSTRUMENTS -- Each Portfolio may invest, in the circumstances described under "Description of the Fund -- Management Policies," in the following types of money market instruments.

        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in the interest rates, maturities and
                                    Page 27

time of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because the U.S. Government is not obligated to do so by law.


        REPURCHASE AGREEMENTS. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.


        BANK OBLIGATIONS. Each Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund -- Investment Considerations and Risks -- Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Portfolio.
ZERO COUPON SECURITIES -- Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a
                                    Page 28

discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each of the Growth and Income Portfolio and Growth Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS -- Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.

INVESTMENT COMPANIES -- Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES -- Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain privately negotiated non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Portfolio's net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 29

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                                    Page 30

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                                    Page 31
LifeTime
Portfolios, Inc.

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          DRPp010197
                                    Page 32






                     DREYFUS LIFETIME PORTFOLIOS, INC.
                             INCOME PORTFOLIO
                        GROWTH AND INCOME PORTFOLIO
                             GROWTH PORTFOLIO
                  RETAIL SHARES AND INSTITUTIONAL SHARES
                                  PART B
                   (STATEMENT OF ADDITIONAL INFORMATION)

                               JANUARY 1, 1997


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated January 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


                          Call Toll Free 1-800-645-6561
                    In New York City -- Call 1-718-895-1206
                Outside the U.S. and Canada -- Call 516-794-5452

          The Dreyfus Corporation ("Dreyfus") serves as each
Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

                    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                               TABLE OF CONTENTS

                                                                          Page

Investment Objectives and Management Policies. . . . . . . . . . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .  B-12
Management Arrangements. . . . . . . . . . . . . . . . . . . . . . . . .  B-17
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-20
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . . . . .  B-21
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  B-22
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . .  B-23
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . .  B-26
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . .  B-27
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . .  B-30
Information About the Fund . . . . . . . . . . . . . . . . . . . . . . .  B-31
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . .  B-32
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-33
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .  B-38
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . .  B-69



                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Investment Approach

          I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level
Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:

                            Level One                                    Level Two                        Level Three
                                                           International
                            Total Assets                      Assets       Domestic Assets              Domestic Equity
                            ------------                   -------------   ---------------              ---------------
                                        Money
                                        Market                      Fixed              Fixed
Portfolio          Int'l     Domestic   Instruments      Equity     Income    Equity   Income       Large Cap      Small Cap
---------          -----     --------   -----------      ------     ------    ------   ------       ---------      ---------
INCOME             N/A         90%         10%             N/A        N/A      25%      75%           100%          N/A

GROWTH
AND
INCOME             10%         90%         *               50%        50%      50%      50%           80%           20%

GROWTH             15%         85%         *               80%        20%      80%      20%           80%           20%

__________
* Not held as an asset class. Money market instruments held for transactional and liquidity purposes only.

          Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

          II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

Portfolio                Portfolio Overlay One              Portfolio Overlay Two

                         Range for Relative Weighing of     Range for Relative Weighing of
                         International and Domestic Assets  Domestic Assets Between Equity
                                                            Assets and Fixed-Income Assets

GROWTH AND INCOME        +/- 5% of Portfolio Baseline       +/- 15% of Portfolio Baseline
GROWTH                   +/- 10% of Portfolio Baseline      +20%/-15% of Portfolio Baseline

          The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

          Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

          Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

          III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

          To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

          With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

          IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:

Asset Class                   Portfolios                                Asset Class Benchmark
-----------                   ----------                                ---------------------
Domestic Large Cap Equity     Income, Growth and Income and Growth      Standard & Poor's 500 Index

Domestic Small Cap Equity     Growth and Income and Growth              Russell 2000(R) Index

International Equity          Growth and Income and Growth              Morgan Stanley Capital International Europe,
                                                                        Australia, Far East (Free) Index*

Domestic Fixed-Income         Income, Growth and Income and Growth      Lehman Brothers Government/Corporate
                                                                        Intermediate Bond Index

International Fixed-Income    Growth and Income and Growth              J.P. Morgan Non-US Government Bond Index -
                                                                        Hedged
____________________________
* In U.S. dollars

          Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

          V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

          For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class
Benchmark with the same degree of accuracy that complete or full replication would provide.

          If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

          For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

          Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed.
For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

          Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

Portfolio Securities

          Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

          Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

          American, European and Continental Depositary Receipts. (Growth and Income and Growth Portfolio only) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Advisers to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

          Derivatives. Each Portfolio may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, in the case of Growth and Income and Growth Portfolio, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

          Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Growth and Income and Growth Portfolios may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. A Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          Growth and Income and Growth Portfolios may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.

           Future Developments. A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          Lending Portfolio Securities. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Restrictions

          Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

          1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

          2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

          3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

          7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities
Act of 1933, as amended, by virtue of disposing of portfolio securities.

          8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

         10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

         14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

         16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          Each Portfolio may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.



                                MANAGEMENT OF THE FUND

          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund


LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred
          P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation.
          Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. Mrs. Benson is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
          Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is Chairman of the Board of the Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10022.


MARTIN D. FIFE, Board member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies, since November 1987. Mr. Fife is also Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. From 1960 to 1994, Mr. Fife was President of Fife Associates, Inc. and other companies engaged in the chemical and plastics industries. He also serves on the boards of various other companies. He is 69 years old and his address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.


WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
          Chadbourne & Parke. Mr. Gerard is 62 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
          Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is a director of Mid Ocean Reinsurance Co.
          Ltd and Cooke and Bieler, Inc., investment counselors. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
          Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the Hartford Insurance Group, and a member of the advisory councils of several other companies, research institutes and foundations. He is Chairman of First NIS Regional Funds (ING/Barings Management) and former President of the Harvard Board of Overseers. He is 70 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.


GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
          Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 62 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.


PAUL WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of Advanced
         International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

         For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

         The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable by the Fund to each Board member for the fiscal year ended September 30, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:



                                                             Total Compensation
                                       Aggregate              from Fund and
Name of Board                      Compensation from         Fund Complex Paid
    Member                              Fund*                 to Board Members

Lucy Wilson Benson                     $2,250                   $ 72,003 (14)

David W. Burke                         $2,250                   $253,654 (52)

Joseph S. DiMartino                    $2,813                   $448,618 (93)

Martin D. Fife                         $2,250                   $ 59,253 (12)

Whitney I. Gerard                      $2,250                   $ 59,503 (12)

Robert R. Glauber                      $2,250                   $ 97,503 (20)

Arthur A. Hartman                      $2,250                   $ 59,503 (12)

George L. Perry                        $2,250                   $ 59,503 (12)

Paul Wolfowitz                         $2,000                   $ 49,503 (11)


______________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $672 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, and Chief Executive
          Officer and a director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
          General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.




JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
          President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
          President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
          President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 27 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
          Manager of Treasury Service and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
          Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Treasurer. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by Dreyfus. Prior to September 1993, Mr. Karpe was employed as an Associate Examiner in the Enforcement Department of the National Association of Securities Dealers, Inc. He is 27 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          The Fund's Board members and officers, as a group, owned less than 1% of the shares of each Portfolio outstanding on December 2, 1996.


          The following persons are known by the Fund to own, beneficially and of record, except where indicated, 5% or more of the outstanding voting securities of the indicated Portfolio as of December 2, 1996: Growth and Income Portfolio, Institutional shares -- Stephen J. Vavra & Alda Jean Vavra TTEES Stephen J. Vavra Family Trust, DTD 1/20/94, 16800 33rd Ave. S, Seatac
WA 98188-3131 - 34.8350%; MBC Investments Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Rd., Wilmington, DE 19808-2922 - 14.8739%; Carol A. Coppinger & Matthew R. Coppinger Jt. Ten., 835 Handwerg Dr., River Vale, NJ 07675-6456 - 11.1732%; Dreyfus Trust Co. CUST. FBO G. Edwin Boss under IRA Plan, 879 Delaware Ave., Akron, OH 44303-1326 - 10.0556%; Growth and Income Portfolio, Retail shares -- MAC & Co. A/C MLCF8548712 Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 - 51.9912%; MAC Co. A/C MIDF959902 Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 -
 28.2217%; Foodmaker Savings Investment Trust Investment Account, 1 Cabot Road., Medford, MA 02155-5158 - 6.8967%; Income Portfolio, Institutional shares -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaynord, 1 Mellon Bank Center 151-657, Pittsburgh, PA 15258 - 99.7453%; Income Portfolio,
Retail shares - APT Holdings Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808-2922 - 63.0018%; MBC Investments Corporation, ATTN: Michael Botsford, 4500 New Linden Hill Rd., Wilmington,
DE 19808-2922 - 9.7011%; MAC & Co. A/C MLCF8548702 Mutual Fund Operations, P.O. Box 3198 Pittsburgh, PA 15230-3198 - 6.6904%; Growth Portfolio, Institutional shares -- APT Holdings Corporation, ATTN: Michael Botsford,
4500 New Linden Hill Road, Wilmington, DE 19808-2922 - 97.9225%; Growth Portfolio, Retail shares -- APT Holdings Corporation, ATTN: Michael
Botsford, 4500 New Linden Hill Road Wilmington, DE 19808-2922 - 45.6672%;
MAC & Co. A/C MLCF8548722 Mutual Fund Operations P.O. Box 3198 Pittsburgh,
PA 15258 - 19.7456%; Dreyfus Trust Co. TTEE AGRA Employee Investment Savings Pl ATTN: Trust Officer, 144 Glenn Curtiss Blvd., Uniondale, NY 11556 - 6.1763%; Mac & Co. A/C FX SF1959682, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 - 5.9191%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.



                          MANAGEMENT ARRANGEMENTS

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

          Management Agreement. Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994, as amended February 2, 1995, between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on November 7, 1996. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


          The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

          Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

          Sub-Investment Advisory Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 2, 1995 between Mellon Equity and
Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory
Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on November 7, 1996. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of Mellon Equity:
Phillip R. Roberts, Chairman of the Board; and William P. Rydell, President and Chief Executive Officer.

          Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus and Mellon Equity.

          Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus.
The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Institutional shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.


          As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net asset and .75 of 1% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended
September 30, 1996, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid to Dreyfus were as follows:



                       Management Fee       Reduction             Net Fees
                         Payable             In Fee            Paid by Portfolio
Portfolio             1995     1996        1995   1996         1995      1996

Income Portfolio     $47,599 $106,953     $41,157 $106,953     $6,442   0

Growth Portfolio     $82,882 $222,888     $56,446 $156,678     $20,436  $ 66,210

Growth and
 Income Portfolio    $61,635 $363,726     $53,875 $186,888     $7,760   $176,838



          As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate described in the Fund's Prospectus. For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996, the sub-investment advisory fee payable by Dreyfus was as follows:



                                        Sub-Investment Advisory
Portfolio                               Fee Payable by Dreyfus

                                        1995              1996

Income Portfolio                        $27,766          $ 62,430

Growth Portfolio                        $38,678          $104,256

Growth and
  Income Portfolio                      $28,763          $169,780

          Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.



                                  PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

          The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

          Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.
Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

          Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                           SHAREHOLDER SERVICES PLAN
                           (INSTITUTIONAL SHARES ONLY)

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

          The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to each Portfolio's shareholders. The services provided may include services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.


          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved at a meeting held on November 7, 1996. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


          For the fiscal year ended September 30, 1996, the amounts charged each Portfolio pursuant to the Shareholder Services Plan were as follows:



                                                Amount charged Pursuant
Portfolio                                            to the Plan

Income Portfolio                                       $21,007

Growth Portfolio                                       $33,196

Growth and Income Portfolio                            $16,550


                            REDEMPTION OF SHARES


          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

          Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                        Transfer Agent's
              Transmittal Code          Answer Back Sign

                 144295                 144295 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          Dreyfus TeleTransfer Privilege--Investor Class. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege--Investor Class."

          Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of the Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges would be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York
Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.



                                   SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

          Fund Exchanges. Shares purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic (including over The
Dreyfus Touch(R) automated telephone system) instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



          To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a retirement plan account, the shares exchanged must have a current value of at least
$100.

          Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically on the payment date their dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

          Investors who wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

          The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

          The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.



                   DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


          Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for the Growth and Income and Growth Portfolios does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Institutional shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities.
Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

          Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 1996 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code.
"Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

          Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of
Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

          Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                    If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal Income Tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under
Section 1291 of the Code.


                               PORTFOLIO TRANSACTIONS

          The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities.
Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

          Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Mellon Equity in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security.
Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institu-tions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          For the period March 31, 1995 (commencement of operations) through September 30, 1995 and for the fiscal year ended September 30, 1996, each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:


Portfolio                                 Brokerage Commissions Paid

                                          1995           1996

Income Portfolio                          $410           $ 1,070

Growth Portfolio                          $32,428        $48,621

Growth and Income Portfolio               $16,001        $69,824


The concessions paid by the Fund during such periods for the Growth Portfolio and Growth and Income Portfolio were $13,246 and $7,620, respectively.


                            PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

          The total return and average annual total return for each Portfolio for the indicated period ended September 30, 1996 were as follows:



                                                          Average Annual           Average Annual
                             Aggregate Total Return       Total Return Since       Total Return for
Portfolio                    Since March 31, 1995*        March 31, 1995*          One-Year Period
                             Retail     Institutional     Retail    Institutional  Retail     Institutional
                             Shares     Shares            Shares    Shares         Shares     Shares
Income Portfolio              16.15%    15.73%            10.49%      10.22%         7.30%       7.07%

Growth Portfolio              42.14%    41.77%            26.40%      26.18%        19.73%      19.58%

Growth and Income
  Portfolio                   30.70%    31.28%            19.53%      19.88%        14.17%      14.84%


______________________
*  Commencement of operations.

          Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical
Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the
Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

          From time to time, the Fund may compare its performance with the performance of other instruments, such as certificates of deposit and bank money market accounts which are FDIC-insured. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                               INFORMATION ABOUT THE FUND

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

          Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

          The Fund will send annual and semi-annual financial statements to all its shareholders.


           TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                           AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through September 30, 1996, the Fund paid the Transfer Agent $484 with respect to the Income Portfolio, $949 with respect to the Growth portfolio and $819 with respect to the Growth and Income Portfolio.


          Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's custodian.
Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transactions charges. For the period May 3, 1996 (effective date of custody agreement) through September 30, 1996 the Fund paid the Custodian $2,209, $1,342 and $0 with respect to the Income Portfolio, Growth and Income Portfolio and Growth Portfolio, respectively.



          Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                                   APPENDIX

           Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                                  AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


                                   AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


                                    A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.


                                    BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings


                                     Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                      Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                       A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


                                      Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category.
The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.


                                    AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


                                     AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                                      A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


                                     BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


                                       F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


                                       F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings


                                        AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


                                        AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


                                        BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment.
Considerable variability in risk during economic cycles.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.



DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF INVESTMENTS                                                                             SEPTEMBER 30, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES-66.7%                                                                             AMOUNT           VALUE
                                                                                               ___________       ___________
      U.S. GOVERNMENT SECURITIES:    U.S. Treasury Bonds;
                                       10.75%, 8/15/2005....................                     $   600,000    $    759,281
                                                                                                                 ___________
                                     U.S. Treasury Notes:
                                       7.50%, 1/31/1997.....................                         615,000         619,228
                                       5.625%, 1/31/1998....................                       2,550,000       2,539,242
                                       5.875%, 4/30/1998....................                         375,000         374,238
                                       5.875%, 8/15/1998....................                       1,000,000         995,938
                                       5.125%, 11/30/1998...................                         550,000         538,742
                                       8.875%, 2/15/1999....................                         225,000         238,113
                                       6%, 8/15/1999........................                         800,000         794,500
                                       7.125%, 9/30/1999....................                       1,000,000       1,022,813
                                       8.75%, 8/15/2000.....................                       1,300,000       1,403,391
                                       7.75%, 2/15/2001.....................                         500,000         524,844
                                       8%, 5/15/2001........................                       1,150,000       1,220,437
                                       7.875%, 8/15/2001....................                         300,000         317,203
                                       7.50%, 11/15/2001....................                         180,000         187,847
                                       6.25%, 2/15/2003.....................                         700,000         689,063
                                       7.875%, 11/15/2004...................                         110,000         118,250
                                       7.50%, 2/15/2005.....................                       1,450,000       1,526,125
                                       6.50%, 5/15/2005.....................                         325,000         321,293
                                       6.875%, 5/15/2006....................                         200,000         202,313
                                                                                                                 ___________
                                                                                                                  13,633,580
                                                                                                                 ___________
                                     TOTAL BONDS AND NOTES
                                       (cost $ 14,532,834)..................                                     $14,392,861
                                                                                                                ============
SHORT-TERM INVESTMENTS- 32.9%
            U.S. TREASURY BILLS:     5.09%, 10/3/1996.......................                      $  497,000      $  496,866
                                     5.08%, 10/10/1996......................                         140,000         139,832
                                     5.13%, 10/17/1996......................                         160,000         159,653
                                     5.06%, 11/7/1996.......................                       3,024,000       3,008,698
                                     5.04%, 11/14/1996......................                       1,750,000       1,739,465
                                     5.04%, 11/21/1996......................      (a)                727,000         721,940
                                     5.09%, 12/12/1996......................                         849,000         840,578
                                                                                                                 ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $ 7,105,982)...................                                    $  7,107,032
                                                                                                                ============
TOTAL INVESTMENTS (cost $ 21,638,816).......................................                           99.6%     $21,499,893
                                                                                                    ========    ============
CASH AND RECEIVABLES (NET)..................................................                             .4%         $90,248
                                                                                                    ========    ============
NET ASSETS..................................................................                          100.0%     $21,590,141
                                                                                                    ========    ============
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Partially held by the custodian in a segregated account as collateral for open futures positions.
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio (continued)


STATEMENT OF FINANCIAL FUTURES                                         SEPTEMBER 30, 1996
                                                                              MARKET VALUE                          UNREALIZED
                                                              NUMBER OF          COVERED                           APPRECIATION
FINANCIAL FUTURES PURCHASED;                                  CONTRACTS       BY CONTRACTS        EXPIRATION        AT 9/30/96
                                                           _____________      ______________      ____________     ____________
Standard & Poor's 500........................                    14            $4,839,800         December `96        $16,660
                                                                                                                   ===========




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF INVESTMENTS                                                                               SEPTEMBER 30, 1996
COMMON STOCKS-46.6%                                                                                 SHARES           VALUE
                                                                                                 __________       ___________
         BASIC INDUSTRIES-2.9%.      Champion International.................                         5,100        $  233,963
                                     Dow Chemical...........................                         3,800           304,950
                                     duPont (E.I.) de Nemours & Co..........                         6,600           582,450
                                     Georgia-Pacific........................                         3,000           237,375
                                     International Paper....................                        12,200           518,500
                                     Morton International...................                         8,500           337,875
                                     Olin...................................                         1,400           117,600
                                     Owens-Illinois.........................      (a)               10,200           178,500
                                     PPG Industries.........................                         6,600           358,875
                                     Praxair................................                         4,800           206,400
                                     Sherwin-Williams.......................                         3,100           143,762
                                     Union Carbide..........................                         6,000           273,750
                                     Willamette Industries..................                         1,000            65,500
                                                                                                                 ___________
                                                                                                                   3,559,500
                                                                                                                 ___________
    CAPITAL SPENDING-10.3%           3COM...................................     (a)                 7,400           444,463
                                     Applied Materials......................      (a)                6,800           187,850
                                     COMPAQ Computer........................      (a)                7,200           461,700
                                     Cabletron Systems......................      (a)                4,000           273,500
                                     Case...................................                         9,000           438,750
                                     Caterpillar............................                         9,500           716,062
                                     cisco Systems..........................      (a)               14,700           912,319
                                     Computer Associates International......                         5,200           310,700
                                     General Electric.......................                        11,300         1,028,300
                                     General Motors, Cl. H..................                         3,500           202,125
                                     HBO & Co...............................                         4,200           280,350
                                     Harnischfeger Industries...............                         6,800           256,700
                                     Harsco.................................                           900            56,700
                                     HealthCare COMPARE.....................      (a)                4,900           232,138
                                     Illinois Tool Works....................                         5,300           382,263
                                     Intel..................................                        11,000         1,049,813
                                     LSI Logic..............................      (a)               11,500           267,375
                                     Lockheed Martin........................                         5,700           513,713
                                     McDonnell Douglas......................                         6,200           325,500
                                     Microsoft..............................      (a)               10,700         1,411,063
                                     Newbridge Networks.....................      (a)                8,200           522,750
                                     Oracle.................................      (a)               15,500           659,719
                                     Pitney Bowes...........................                         4,000           210,500
                                     Raytheon...............................                        10,100           561,813
                                     Rockwell International.................                         5,400           304,425
                                     Tellabs................................      (a)                2,400           169,500
                                     Xerox..................................                        11,600           622,050
                                                                                                                  ___________
                                                                                                                  12,802,141
                                                                                                                  ___________

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                     _______         _______
      CONSUMER CYCLICAL-6.2%         Black & Decker.........................                          3,500      $   145,250
                                     Brunswick..............................                          7,200          172,800
                                     Chrysler...............................                         14,500          415,063
                                     Dayton Hudson..........................                         17,200          567,600
                                     Eckerd.................................      (a)                10,400          291,200
                                     Federated Department Stores............      (a)                12,600          422,100
                                     Gannett................................                          2,100          147,788
                                     Gap....................................                         21,300          615,038
                                     General Motors.........................                         14,000          672,000
                                     Goodyear Tire & Rubber.................                          2,200          101,475
                                     King World Productions.................      (a)                 5,300          195,438
                                     Leggett & Platt........................                          5,100          149,813
                                     Magna International, Cl. A.............                          2,700          130,275
                                     McDonald's.............................                          8,500          402,687
                                     Mirage Resorts.........................      (a)                 6,900          176,813
                                     NIKE, Cl. B............................                          4,900          595,350
                                     New York Times, Cl. A..................                         12,300          415,125
                                     OfficeMax..............................      (a)                 5,700           79,800
                                     Safeway................................      (a)                19,100          814,138
                                     Sara Lee...............................                          9,000          321,750
                                     Sears, Roebuck & Co....................                          5,500          246,125
                                     TJX Companies..........................                         13,700          491,487
                                     V.F. Corp..............................                          2,400          144,300
                                     Waban..................................      (a)                 2,300           52,612
                                                                                                                  ___________
                                                                                                                   7,766,027
                                                                                                                  ___________
        CONSUMER STAPLES-5.9%        Avon Products..........................                         13,000          645,125
                                     Campbell Soup..........................                          3,000          234,000
                                     Clorox.................................                          1,600          153,400
                                     Coca-Cola..............................                         33,000        1,678,875
                                     Coca-Cola Enterprises..................                          4,300          194,575
                                     Eastman Kodak..........................                          6,000          471,000
                                     Gillette...............................                          8,600          620,275
                                     Hershey Foods..........................                          8,200          412,050
                                     IBP....................................                         16,800          390,600
                                     Johnson & Johnson......................                         25,800        1,322,250
                                     Philip Morris Cos......................                          9,800          879,550
                                     Ralston-Ralston Purina Group...........                          5,200          356,200
                                                                                                                  ___________
                                                                                                                   7,357,900
                                                                                                                  ___________
        ENERGY-4.4%                  Amoco..................................                          3,200          225,600
                                     British Petroleum, A.D.S...............                          4,600          575,000
                                     Chevron................................                         12,000          751,500

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                            SHARES          VALUE
                                                                                                     _______         _______
       ENERGY (CONTINUED)            Coastal................................                          8,600       $  354,750
                                     Consolidated Natural Gas...............                          4,800          257,400
                                     Exxon..................................                         10,500          874,125
                                     PanEnergy..............................                          4,800          166,200
                                     Phillips Petroleum.....................                         12,800          547,200
                                     Texaco.................................                          7,000          644,000
                                     Transocean Offshore....................                          4,600          281,750
                                     USX-Marathon Group.....................                          7,700          166,512
                                     Unocal.................................                         13,300          478,800
                                     Williams Cos...........................                          4,200          214,200
                                                                                                                  ___________
                                                                                                                   5,537,037
                                                                                                                  ___________
     HEALTH CARE-4.4%                Abbott Laboratories....................                        11,900           586,075
                                     Amgen..................................      (a)               10,000           631,250
                                     Becton, Dickinson & Co.................                        14,800           654,900
                                     Bristol-Myers Squibb...................                         4,700           452,962
                                     Columbia/HCA Healthcare................                         8,927           507,723
                                     Medtronic..............................                         6,200           397,575
                                     Merck & Co.............................                        16,300         1,147,112
                                     Pfizer.................................                         7,600           601,350
                                     Schering-Plough........................                         9,000           553,500
                                                                                                                  ___________
                                                                                                                   5,532,447
                                                                                                                  ___________
     INTEREST SENSITIVE-6.6%         Allstate...............................                        11,700           576,225
                                     American National Insurance............                         2,000           136,000
                                     AmSouth Bancorp........................                         3,500           155,750
                                     BankAmerica............................                        12,500         1,026,562
                                     Bear Stearns Cos.......................                        14,700           341,775
                                     CIGNA..................................                         4,300           515,462
                                     Chase Manhattan........................                         4,900           392,612
                                     Citicorp...............................                         6,000           543,750
                                     Comerica...............................                        13,800           710,700
                                     Conseco................................                         6,100           300,425
                                     Dean Witter, Discover & Co.............                         3,400           187,000
                                     EXEL...................................                        13,600           472,600
                                     First Chicago NBD......................                        10,000           452,500
                                     Green Tree Financial...................                         9,000           353,250
                                     Loews..................................                         3,200           247,600
                                     Morgan (J.P.) & Co.....................                         2,400           213,300
                                     NationsBank............................                         3,900           338,812
                                     Oxford Health Plans....................      (a)                3,000           149,250
                                     Republic New York......................                         2,500           172,812

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                   _______          _______
        INTEREST SENSITIVE
            (CONTINUED)              Standard Federal Bancorporation........                         2,600       $   118,950
                                     Student Loan Marketing Association.....                         6,000           447,750
                                     Travelers Group........................                         7,900           388,087
                                                                                                                  ___________
                                                                                                                   8,241,172
                                                                                                                  ___________
     MINING & METALS-.7%             ASARCO.................................                         6,600           175,725
                                     Aluminum Co. of America................                         3,000           177,000
                                     Nucor..................................                         2,500           126,875
                                     Phelps Dodge...........................                         3,000           192,375
                                     USX-U.S. Steel.........................                         6,300           179,550
                                                                                                                  ___________
                                                                                                                     851,525
                                                                                                                  ___________
    TRANSPORTATION-.8%               CSX....................................                        10,850           547,925
                                     Carnival, Cl. A........................                         4,900           151,900
                                     Delta Air Lines........................                         1,600           115,200
                                     Illinois Central, Ser. A...............                         6,200           196,075
                                                                                                                  ___________
                                                                                                                   1,011,100
                                                                                                                  ___________
    UTILITIES-4.4%                   AT&T...................................                         8,400           438,900
                                     Ameritech..............................                        15,800           831,475
                                     BellSouth..............................                        15,200           562,400
                                     Consolidated Edison....................                        13,500           374,625
                                     DQE....................................                         6,700           186,762
                                     Entergy................................                        23,200           626,400
                                     Frontier...............................                        10,100           268,912
                                     GPU....................................                        12,000           369,000
                                     MCI Communications.....................                        21,600           553,500
                                     Pacific Gas & Electric.................                         8,500           184,875
                                     Pinnacle West Capital..................                         5,000           148,125
                                     SBC Communications.....................                        12,800           616,000
                                     WorldCom...............................      (a)               17,500           374,062
                                                                                                                  ___________
                                                                                                                   5,535,036
                                                                                                                 ___________
                                     TOTAL COMMON STOCKS
                                       (cost $55,791,614)...................                                     $58,193,885
                                                                                                                 ===========

                                                                                                   PRINCIPAL
NOTES AND BONDS-33.1%                                                                               AMOUNT
                                                                                                  _________
      BASIC INDUSTRIES-0.5%          duPont (E.I.) de Nemours & Co., Deb.,
                                       8.50%, 2/15/2001.....................                    $  250,000       $  265,646
                                     International Paper, Notes,
                                       7%, 6/1/2001.........................                       300,000          301,493
                                                                                                                  ___________
                                                                                                                    567,139
                                                                                                                  ___________

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
NOTES AND BONDS (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                   _______         _______
      CAPITAL SPENDING-.8%        WMX Technologies, Notes,
                                       6.375%, 12/1/2003....................                    $ 1,000,000        $ 963,203
                                                                                                                  ___________
      CONSUMER CYCLICAL-1.1%        General Motors, Notes,
                                       7.10%, 3/15/2006.....................                        350,000          344,313
                                     Penney (J.C.), Deb.,
                                       9.05%, 3/1/2001......................                      1,000,000        1,081,915
                                                                                                                  ___________
                                                                                                                   1,426,228
                                                                                                                  ___________
            HEALTH CARE-.8%        American Home Products, Notes,
                                       7.70%, 2/15/2000.....................                      1,000,000        1,031,509
                                                                                                                  ___________
    INTEREST SENSITIVE-4.8%         American General, Notes,
                                       7.75%, 4/1/2005......................                        500,000          514,888
                                     Associated N.A., Sr. Notes,
                                       6%, 6/15/2000........................                      1,000,000          976,177
                                     Avco Financial, Sr. Notes,
                                       5.50%, 5/1/1998......................                        330,000          326,245
                                     BankAmerica, Sub. Notes,
                                       7.875%, 12/1/2002....................                      1,000,000        1,041,849
                                     Citicorp, Sub. Notes,
                                       6.375%, 1/15/2006....................                        250,000          233,534
                                     Dean Witter, Discover & Co., Notes,
                                       6.30%, 1/15/2006.....................                        250,000          231,737
                                     Ford Motor Credit, Notes:
                                       5.75%, 1/25/2001.....................                        250,000          240,052
                                       7.75%,11/15/2002.....................                        450,000          465,354
                                     Norwest Financial, Sr. Notes,
                                       7.875%, 2/15/2002....................                      1,000,000        1,044,116
                                     Province of Ontario, Bonds,
                                       7%, 8/4/2005.........................                        200,000          198,950
                                     Santander Finance, Gtd. Sub. Notes,
                                       7.25%, 5/30/2006.....................                        400,000          394,630
                                     Wells Fargo,Sub. Notes,
                                       8.375%, 5/15/2002....................                        250,000          265,807
                                                                                                                  ___________
                                                                                                                   5,933,339
                                                                                                                  ___________
            U.S. GOVERNMENT &
                 AGENCIES-25.1%     Federal National Mortgage Association
                                       8.50%, 2/1/2000......................                         500,000         520,793
                                     U.S. Treasury Bonds
                                       10.75%, 8/15/2005....................                         500,000         632,734

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
NOTES AND BONDS (CONTINUED)                                                                        AMOUNT           VALUE
                                                                                                    _______         _______
    U.S. GOVERNMENT &
     AGENCIES (CONTINUED)           U.S. Treasury Notes:
                                       5.75%, 10/31/1997....................                    $    800,000       $ 799,375
                                       7.375%, 11/15/1997...................                       1,300,000       1,320,719
                                       5.625%, 1/31/1998....................                       1,150,000       1,145,149
                                       7.25%, 2/15/1998.....................                       1,000,000       1,016,250
                                       5.875%, 4/30/1998....................                         240,000         239,513
                                       5.875, 8/15/1998.....................                       6,800,000       6,772,375
                                       5.125%, 11/30/1998...................                         350,000         342,836
                                       8.875%, 2/15/1999....................                       4,200,000       4,444,781
                                       6.875%, 8/31/1999....................                       2,000,000       2,031,250
                                       7.125%, 9/30/1999....................                         500,000         511,406
                                       7.75%, 1/31/2000.....................                         650,000         677,117
                                       6.25%, 5/31/2000.....................                       2,000,000       1,991,875
                                       8.75%, 8/15/2000.....................                         300,000         323,859
                                       8%, 5/15/2001........................                       1,175,000       1,246,969
                                       6.625%, 7/31/2001....................                       1,800,000       1,810,406
                                       7.50%, 11/15/2001....................                         100,000         104,359
                                       6.25%, 2/15/2003.....................                       2,500,000       2,460,938
                                       5.75%, 8/15/2003.....................                         130,000         124,028
                                       7.875%, 11/15/2004...................                          60,000          64,500
                                       7.50%, 2/15/2005.....................                         400,000         421,000
                                       6.50%, 5/15/2005.....................                       1,400,000       1,384,031
                                       6.875%, 5/15/2006....................                       1,000,000       1,011,563
                                                                                                                  ___________
                                                                                                                   31,397,826
                                                                                                                  ___________
                                     TOTAL NOTES & BONDS
                                       (cost $41,454,963)...................                                     $ 41,319,244
                                                                                                                =============
SHORT-TERM INVESTMENTS-12.7%
             U.S. TREASURY BILLS:    5.08%, 10/10/1996......................                     $    78,000      $    77,906
                                     5.14%, 10/17/1996......................      (b)              2,455,000        2,449,673
                                     5%, 11/07/1996.........................                         101,000          100,489
                                     5.01%, 11/14/1996......................                          96,000           95,422
                                     4.99%, 11/21/1996......................                      11,264,000       11,185,603
                                     5.01%, 11/29/1996......................                         337,000          334,277
                                     5.10%, 12/05/1996......................                         299,000          296,315
                                     5.08%, 12/12/1996......................                       1,327,000        1,313,836
                                                                                                                  ___________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $15,851,547)...................                                    $  15,853,521
                                                                                                                =============


DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996

TOTAL INVESTMENTS (cost $113,098,124).......................................                           92.4%     $115,366,650
                                                                                                     =======    =============
CASH AND RECEIVABLES (NET)..................................................                            7.6%      $ 9,469,723
                                                                                                     =======    =============
NET ASSETS..................................................................                         100.0%      $124,836,373
                                                                                                     =======    =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.


See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.,
Growth and Income Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                 SEPTEMBER 30, 1996
                                                                                                               UNREALIZED
                                                                       MARKET VALUE                           APPRECIATION
                                                       NUMBER OF        COVERED                              (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                            CONTRACTS      BY CONTRACTS      EXPIRATION            AT 9/30/96
                                                        _______        __________       _____________         ______________

CAC 40.......................................               6        $  499,109         December `96          $  14,574
Deutsche Akteinindex.........................               5           882,315         December `96             22,860
Financial Times 100..........................              10         1,552,245         December `96              6,711
Hang Seng....................................               7           535,942         October `96              21,563
Nikkei 300 ..................................              97         2,681,685         December `96             95,808
Russell 2000.................................              88        15,268,000         December `96             22,020
Standard & Poor's 500........................              6          2,074,200         December `96             (8,760)
                                                                                                              __________
                                                                                                                $174,776
                                                                                                             ============

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF INVESTMENTS                                                                                  SEPTEMBER 30, 1996
COMMON STOCKS-67.8%                                                                                  SHARES          VALUE
                                                                                                  _________        _________
         BASIC INDUSTRIES-4.2%.      Champion International.................                         2,500     $     114,688
                                     Dow Chemical...........................                         1,900           152,475
                                     duPont (E.I.) de Nemours & Co..........                         2,900           255,925
                                     Georgia-Pacific........................                         1,500           118,688
                                     International Paper....................                         6,000           255,000
                                     Morton International...................                         4,200           166,950
                                     Olin...................................                         1,100            92,400
                                     Owens-Illinois.........................      (a)                5,000            87,500
                                     PPG Industries.........................                         3,300           179,438
                                     Praxair................................                         2,400           103,200
                                     Sherwin-Williams.......................                         1,600            74,200
                                     Union Carbide..........................                         3,000           136,875
                                     Willamette Industries..................                           500            32,750
                                                                                                                   __________
                                                                                                                    1,770,089
                                                                                                                   __________
       CAPITAL SPENDING-15.0%        3COM...................................      (a)                3,700           222,231
                                     Applied Materials......................      (a)                3,400            93,925
                                     COMPAQ Computer........................      (a)                3,600           230,850
                                     Cabletron Systems......................      (a)                2,000           136,750
                                     Case...................................                         4,400           214,500
                                     Caterpillar............................                         4,700           354,263
                                     cisco Systems..........................      (a)                8,000           496,500
                                     Computer Associates International......                         2,600           155,350
                                     General Electric.......................                         5,600           509,600
                                     General Motors, Cl. H..................                         1,700            98,175
                                     HBO & Co...............................                         2,100           140,175
                                     Harnischfeger Industries...............                         3,400           128,350
                                     Harsco.................................                           400            25,200
                                     HealthCare COMPARE.....................      (a)                2,400           113,700
                                     Illinois Tool Works....................                         2,600           187,525
                                     Intel..................................                         5,400           515,363
                                     LSI Logic..............................      (a)                5,700           132,525
                                     Lockheed Martin........................                         2,800           252,350
                                     McDonnell Douglas......................                         3,100           162,750
                                     Microsoft..............................      (a)                5,300           698,938
                                     Newbridge Networks.....................      (a)                4,100           261,375
                                     Oracle.................................      (a)                7,700           327,731
                                     Pitney Bowes...........................                         2,000           105,250
                                     Raytheon...............................                         4,600           255,875
                                     Rockwell International.................                         2,700           152,213
                                     Tellabs................................      (a)                1,300            91,812
                                     Xerox..................................                         5,700           305,663
                                                                                                                   __________
                                                                                                                   6,368,939
                                                                                                                   __________

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                   ________          _______
        CONSUMER CYCLICAL-9.0%       Black & Decker.........................                         1,700       $     70,550
                                     Brunswick..............................                         3,600             86,400
                                     Chrysler...............................                         7,200            206,100
                                     Dayton Hudson..........................                         8,500            280,500
                                     Eckerd.................................      (a)                5,100            142,800
                                     Federated Department Stores............      (a)                4,500            150,750
                                     Gannett................................                         1,000             70,375
                                     Gap....................................                        10,600            306,075
                                     General Motors.........................                         6,900            331,200
                                     Goodyear Tire & Rubber.................                         1,100             50,738
                                     King World Productions.................      (a)                2,600             95,875
                                     Leggett & Platt........................                         2,500             73,438
                                     Magna International, Cl. A.............                         1,300             62,725
                                     McDonald's.............................                         4,200            198,975
                                     Mirage Resorts.........................      (a)                3,800             97,375
                                     NIKE, Cl. B............................                         2,400            291,600
                                     New York Times, Cl. A..................                         6,100            205,875
                                     OfficeMax..............................      (a)                3,100             43,400
                                     Safeway................................      (a)                9,500            404,938
                                     Sara Lee...............................                         4,500            160,875
                                     Sears, Roebuck & Co....................                         3,900            174,525
                                     TJX Companies..........................                         6,800            243,950
                                     V.F. Corp..............................                         1,200             72,150
                                     Waban..................................      (a)                1,100             25,163
                                                                                                                   __________
                                                                                                                    3,846,352
                                                                                                                   __________
       CONSUMER STAPLES-8.5%         Avon Products..........................                         6,400            317,600
                                     Campbell Soup..........................                         1,500            117,000
                                     Clorox.................................                           800             76,700
                                     Coca-Cola..............................                        16,300            829,263
                                     Coca-Cola Enterprises..................                         3,100            140,275
                                     Eastman Kodak..........................                         3,000            235,500
                                     Gillette...............................                         4,300            310,138
                                     Hershey Foods..........................                         3,000            150,750
                                     IBP....................................                         8,300            192,975
                                     Johnson & Johnson......................                         12,800           656,000
                                     Philip Morris Cos......................                         4,800            430,800
                                     Ralston-Ralston Purina Group...........                         2,600            178,100
                                                                                                                   __________
                                                                                                                    3,635,101
                                                                                                                   __________
          ENERGY-6.4%                Amoco..................................                         1,500            105,750
                                     British Petroleum, A.D.S...............                         2,300            287,500
                                     Chevron................................                         5,900            369,487
                                     Coastal................................                         4,300            177,375
                                     Consolidated Natural Gas...............                         2,400            128,700

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES             VALUE
                                                                                                  ________          ________
        ENERGY (CONTINUED)           Exxon..................................                         5,200       $    432,900
                                     PanEnergy..............................                         2,400             83,100
                                     Phillips Petroleum.....................                         6,300            269,325
                                     Texaco.................................                         3,500            322,000
                                     Transocean Offshore....................                         2,300            140,875
                                     USX-Marathon Group.....................                         3,800             82,175
                                     Unocal.................................                         6,600            237,600
                                     Williams Cos...........................                         2,100            107,100
                                                                                                                   __________
                                                                                                                    2,743,887
                                                                                                                   __________
      HEALTH CARE-6.4%               Abbott Laboratories....................                         5,200            256,100
                                     Amgen..................................      (a)                5,000            315,625
                                     Becton, Dickinson & Co.................                         7,300            323,025
                                     Bristol-Myers Squibb...................                         2,600            250,575
                                     Columbia/HCA Healthcare................                         3,500            199,062
                                     Guilford Pharmaceuticals...............                         2,500             68,750
                                     Medtronic..............................                         3,000            192,375
                                     Merck & Co.............................                         8,100            570,037
                                     Pfizer.................................                         3,800            300,675
                                     Schering-Plough........................                         4,300            264,450
                                                                                                                   __________
                                                                                                                    2,740,674
                                                                                                                   __________
     INTEREST SENSITIVE-9.8%         Allstate...............................                         5,800            285,650
                                     American National Insurance............                         1,000             68,000
                                     AmSouth Bancorp........................                         1,700             75,650
                                     BankAmerica............................                         6,600            542,025
                                     Bear Stearns Cos.......................                         7,300            169,725
                                     CIGNA..................................                         2,100            251,737
                                     Chase Manhattan........................                         2,400            192,300
                                     Citicorp...............................                         3,000            271,875
                                     Comerica...............................                         6,800            350,200
                                     Conseco................................                         3,000            147,750
                                     Dean Witter, Discover & Co.............                         1,700             93,500
                                     EXEL...................................                         6,800            236,300
                                     First Chicago NBD......................                         5,000            226,250
                                     Green Tree Financial...................                         4,500            176,625
                                     Loews..................................                         1,600            123,800
                                     Morgan (J.P.) & Co.....................                         1,700            151,087
                                     NationsBank............................                         2,100            182,437
                                     Oxford Health Plans....................      (a)                1,500             74,625
                                     Republic New York......................                         1,200             82,950
                                     Standard Federal Bancorporation........                         1,300             59,475
                                     Student Loan Marketing Association.....                         3,000            223,875
                                     Travelers Group........................                         3,900            191,587
                                                                                                                   __________
                                                                                                                    4,177,423
                                                                                                                   __________

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                          SHARES            VALUE
                                                                                                 __________        __________
       MINING & METALS-1.0%          ASARCO.................................                         3,300     $      87,862
                                     Aluminum Co. of America................                         1,500            88,500
                                     Nucor..................................                         1,300            65,975
                                     Phelps Dodge...........................                         1,500            96,187
                                     USX-U.S. Steel.........................                         3,100            88,350
                                                                                                                   __________
                                                                                                                     426,874
                                                                                                                   __________
         TRANSPORTATION-1.1%         CSX....................................                         4,700           237,350
                                     Carnival, Cl. A........................                         2,400            74,400
                                     Delta Air Lines........................                           800            57,600
                                     Illinois Central, Ser. A...............                         3,100            98,037
                                                                                                                   __________
                                                                                                                     467,387
                                                                                                                   __________
     UTILITIES-6.4%                  360 Communications.....................                             1                23
                                     AT&T...................................                         4,500           235,125
                                     Ameritech..............................                         7,800           410,475
                                     BellSouth..............................                         7,500           277,500
                                     Consolidated Edison....................                         6,700           185,925
                                     DQE....................................                         3,300            91,987
                                     Entergy................................                        11,500           310,500
                                     Frontier...............................                         3,700            98,513
                                     GPU....................................                         5,900           181,425
                                     MCI Communications.....................                        10,700           274,187
                                     Pacific Gas & Electric.................                         4,200            91,350
                                     Pinnacle West Capital..................                         2,500            74,063
                                     SBC Communications.....................                         6,300           303,187
                                     WorldCom...............................      (a)                8,700           185,963
                                                                                                                   __________
                                                                                                                   2,720,223
                                                                                                                   __________
                                     TOTAL COMMON STOCKS
                                       (cost $24,946,342)...................                                     $28,896,949
                                                                                                                =============

                                                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-47.1%                                                                     AMOUNT
                                                                                               ___________
             U.S. TREASURY BILLS:    5.09%, 10/3/1996.......................                  $  5,271,000      $  5,269,577
                                     5.09%, 10/10/1996......................                       375,000           374,550
                                     5.14%, 10/17/1996......................                       393,000           392,147
                                     5.05%, 11/7/1996.......................                     3,217,000         3,200,722
                                     5.04%, 11/14/1996......................                     2,669,000         2,652,932
                                     5%, 11/21/1996.........................      (b)            4,603,000         4,570,963
                                     5.05%, 11/29/1996......................                       391,000           387,841
                                     5.10%, 12/5/1996.......................                       310,000           307,216
                                     5.08%, 12/12/1996......................                     2,934,000         2,904,895
                                                                                                                   __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $20,058,693)...................                                     $20,060,843
                                                                                                                =============

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF INVESTMENTS (CONTINUED)                         SEPTEMBER 30,1996

TOTAL INVESTMENTS (cost $45,005,035)........................................                         114.9%      $48,957,792
                                                                                                    =======     =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                        (14.9%)     $ (6,357,112)
                                                                                                    =======      =============
NET ASSETS..................................................................                         100.0%      $42,600,680
                                                                                                    =======      =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Partially held by the custodian in a segregated account as collateral for open futures positions.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio (continued)
STATEMENT OF FINANCIAL FUTURES                                                  SEPTEMBER 30, 1996
                                                                           MARKET VALUE                           UNREALIZED
                                                      NUMBER OF             COVERED                              APPRECIATION
FINANCIAL FUTURES PURCHASED:                          CONTRACTS          BY CONTRACTS         EXPIRATION          AT 9/30/96
                                                      ________           ____________         ___________      ______________
CAC 40......................................             4               $   332,714          December `96          $  12,732
Deutsche Akteinindex........................             3                   530,256          December `96             17,219
Financial Times 100.........................             7                  1,084,662         December `96              6,888
Hang Seng...................................             5                    382,823         October `96              16,184
Nikkei 300..................................            68                  1,885,981         December `96            104,817
Russell 2000................................            45                  7,807,500         December `96             37,250
Standard & Poor's 500.......................             3                  1,037,100         December `96              3,570
                                                                                                                   ___________
                                                                                                                     $198,660
                                                                                                                  ============

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                          SEPTEMBER 30, 1996
                                                                                 INCOME     GROWTH AND INCOME         GROWTH
                                                                                PORTFOLIO       PORTFOLIO            PORTFOLIO
                                                                                _________     ____________           __________
ASSETS:
    Investments in securities, at value
      [cost-Note 5(b)]-see statement........................                   $21,499,893       $115,366,650       $48,957,792
    Cash....................................................                        91,017            156,308           120,146
    Dividends and interest receivable.......................                       174,780            650,494            36,231
    Receivable for investment securities sold...............                         -              2,816,715         1,563,069
    Receivable for shares of Common Stock subscribed........                         -             40,759,027               -
    Receivable for futures variation margin.................                         -                107,711           142,090
    Prepaid expenses........................................                        41,669             55,243            29,817
    Due from The Dreyfus Corporation and affiliates.........                        25,890               -               25,687
                                                                                 _________          _________        __________
                                                                                21,833,249        159,912,148       50,874,832
                                                                                 _________          _________        __________
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........                         -                 20,179               -
    Due to Distributor......................................                         1,767                 32             2,898
    Payable for investment securities purchased.............                       207,600         34,701,831         8,232,453
    Payable for Common Stock redeemed.......................                         -                297,994               -
    Accrued expenses and other liabilities..................                        33,741             55,739            38,801
                                                                                 _________          _________        __________
                                                                                   243,108         35,075,775         8,274,152
                                                                                 _________          _________        __________
NET ASSETS  ......................................                             $21,590,141       $124,836,373       $42,600,680
                                                                               ===========      =============      ============
REPRESENTED BY:
    Paid-in capital.........................................                   $20,380,624       $118,499,756       $35,042,057
    Accumulated undistributed investment income-net.........                       743,394          1,548,756           509,145
    Accumulated undistributed net realized gain on investments                     588,386          2,344,559         2,898,061
    Accumulated net unrealized appreciation (depreciation) on
      investments and foreign currency transactions [including
      $16,660, $174,776 and $198,660 net unrealized appreciation on financial futures for the Income Portfolio, Growth and Income
      Portfolio and Growth Portfolio, respectively]-Note 5(b)                    (122,263)          2,443,302         4,151,417
                                                                                 _________          _________        __________
NET ASSETS at value.........................................                   $21,590,141       $124,836,373       $42,600,680
                                                                               ===========      =============      ============
NET ASSET VALUE per share:
Retail Shares
    50 million shares of $.001 par value shares authorized
    ($12,889,510 / 960,534 shares of Common Stock outstanding)                      $13.42
                                                                                   =======
    50 million shares of $.001 par value shares authorized
    ($124,676,178 / 8,126,889 shares of Common Stock outstanding)                                      $15.34
                                                                                                      =======
    50 million shares of $.001 par value shares authorized
    ($28,143,078 / 1,696,822 shares of Common Stock outstanding)                                                         $16.59
                                                                                                                        =======
Institutional Shares
    50 million shares of $.001 par value shares authorized
    ($8,700,631 / 649,860 shares of Common Stock outstanding)                       $13.39
                                                                                   =======
    50 million shares of $.001 par value shares authorized
    ($160,195 / 10,384 shares of Common Stock outstanding)..                                          $15.43
                                                                                                      =======
    50 million shares of $.001 par value shares authorized
    ($14,457,602 / 872,223 shares of Common Stock outstanding)                                                           $16.58
                                                                                                                        =======
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC.
STATEMENT OF OPERATIONS                                                                     YEAR ENDED SEPTEMBER 30, 1996
                                                                                 INCOME     GROWTH AND INCOME         GROWTH
                                                                                PORTFOLIO       PORTFOLIO            PORTFOLIO
                                                                                _________     ____________           __________
INVESTMENT INCOME:
    INCOME:
      Interest..............................................                    $1,132,348         $1,655,460          $529,788
      Cash dividends (net of $1,534 and $1,796 foreign taxes
          withheld at source for the Growth and Income Portfolio
          and the Growth Portfolio, respectively)...........                        -                 455,834           393,908
                                                                                 _________          _________        __________
            TOTAL INCOME....................................                     1,132,348          2,111,294           923,696
                                                                                 _________          _________        __________
    EXPENSES-Note 2(d):
      Management fee-Note 4(a)..............................                   $   106,953        $   363,726       $   222,888
      Legal fees............................................                        58,908             32,282            68,797
      Shareholder servicing costs-Note 4(b).................                        27,422             27,024            42,735
      Auditing fees.........................................                        13,917             15,417            18,217
      Registration fees.....................................                        11,196             74,074            20,393
      Director's fees and expenses-Note 4(c)................                         4,475              8,590             8,269
      Prospectus and shareholders' reports..................                         4,236              6,340             8,526
      Custodian fees-Note 4(b)..............................                         3,140             22,679            21,270
      Miscellaneous.........................................                         7,639             18,054             2,379
                                                                                 _________          _________        __________
            TOTAL EXPENSES..................................                       237,886            568,186           413,474
      Less-expense reimbursement from Manager due to
          undertakings-Note 4(a)............................                       109,255            186,888           156,678
                                                                                 _________          _________        __________
            NET EXPENSES....................................                       128,631            381,298           256,796
                                                                                 _________          _________        __________
            INVESTMENT INCOME-NET...........................                     1,003,717          1,729,996           666,900
                                                                                 _________          _________        __________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 5:
    Net realized gain on investments........................                  $     86,502         $2,511,715        $2,270,496
    Net realized gain (loss) on financial futures;
      Long Transactions.....................................                       665,740          (117,672)           684,758
                                                                                 _________          _________        __________
      NET REALIZED GAIN.....................................                       752,242          2,394,043         2,955,254
                                                                                 _________          _________        __________
    Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($143,760), $140,116 and $176,685 net unrealized appreciation (depreciation) on
financial futures for the Income Portfolio, the Growth and
Income Portfolio and the Growth Portfolio, respectively]....                     (514,850)          1,137,447         1,810,027
                                                                                 _________          _________        __________
            NET REALIZED AND UNREALIZED GAIN
                ON INVESTMENTS..............................                        237,392         3,531,490        4,765,281
                                                                                 _________          _________        __________
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.........................................                    $1,241,109         $5,261,486        $5,432,181
                                                                                ==========         ==========       ===========

See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                                                _____________________________
                                                                                                  1995(1)           1996(2)
                                                                                                ___________      ___________
OPERATIONS:
    Investment income-net...................................................                    $     474,272      $  1,003,717
    Net realized gain on investments........................................                          353,820           752,242
    Net unrealized appreciation (depreciation) on investments for the year..                          392,587          (514,850)
                                                                                               ______________       ____________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        1,220,679         1,241,109
                                                                                               ______________       ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                          -               (373,549)
      Institutional shares..................................................                          -               (360,792)
    Net realized gain on investments:
      Retail shares.........................................................                          -                (259,074)
      Institutional shares..................................................                          -                (258,568)
                                                                                               ______________       ____________
          TOTAL DIVIDENDS...................................................                          -              (1,251,983)
                                                                                               ______________       ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                        7,508,845         10,745,770
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Income Portfolio-Note 1...................................                          -                2,175,198
      Institutional shares..................................................                        7,504,669          8,402,990
    Dividends reinvested:
      Retail shares.........................................................                          -                  632,623
      Institutional shares..................................................                          -                  619,360
    Cost of shares redeemed:
      Retail shares.........................................................                          -              (8,836,511)
      Institutional shares..................................................                           (4,658)       (8,400,950)
                                                                                               ______________       ____________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                       15,008,856          5,338,480
                                                                                               ______________       ____________
            TOTAL INCREASE IN NET ASSETS....................................                       16,229,535          5,327,606
NET ASSETS:
    Beginning of year.......................................................                           33,000         16,262,535
                                                                                               ______________       ____________
    End of year (including undistributed investment income-net:
      $474,272 in 1995 and $744,137 in 1996)................................                      $16,262,535        $21,590,141
                                                                                               ==============      =============

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                       SHARES
                                                        _______________________________________________________________________
                                                                     RETAIL CLASS                      INSTITUTIONAL CLASS
                                                        __________________________________       ______________________________

                                                               YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                        __________________________________       ______________________________

                                                            1995(1)          1996(2)              1995(1)           1996(2)
                                                        _____________     ____________         ____________      ____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 600,655         784,543              600,353            607,155
    Shares issued in connection with acquisition of
      Dreyfus Asset Allocation Fund, Inc., Dreyfus
Income Portfolio-Note 1....................                     -            163,672                 -                 -
    Shares issued for dividends reinvested.                     -             49,308                 -               48,312
    Shares redeemed........................                     -           (638,964)              (353)           (606,927)
                                                        _____________     ____________         ____________      ____________
          NET INCREASE IN SHARES OUTSTANDING                 600,655          358,559            600,000             48,540
                                                        =============     =============        ===========     ==============
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as
Retail shares and Investor Class shares were redesignated
    as Institutional shares.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                               _______________________________
                                                                                                    1995(1)           1996(2)
                                                                                                 ____________      ____________
OPERATIONS:
    Investment income-net...................................................                   $       332,653     $ 1,729,996
    Net realized gain on investments........................................                           545,329       2,394,043
    Net unrealized appreciation on investments for the year.................                         1,305,855       1,137,447
                                                                                                 _____________     ____________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         2,183,837       5,261,486
                                                                                                 _____________     ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                             -            (272,975)
      Institutional shares..................................................                             -            (240,918)
    Net realized gain on investments:
      Retail shares.........................................................                             -            (308,722)
      Institutional shares..................................................                             -            (286,091)
                                                                                                 _____________     ____________
          TOTAL DIVIDENDS...................................................                             -          (1,108,706)
                                                                                                 _____________     ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                         8,144,735      157,954,660
      Institutional shares..................................................                         7,509,353        9,277,898
    Dividends reinvested:
      Retail shares.........................................................                            -               581,166
      Institutional shares..................................................                            -               527,010
    Cost of shares redeemed:
      Retail shares.........................................................                          (20,620)     (46,831,889)
      Institutional shares..................................................                             (915)     (18,675,642)
                                                                                                 _____________     ____________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                        15,632,553     102,833,203
                                                                                                 _____________     ____________
            TOTAL INCREASE IN NET ASSETS....................................                        17,816,390     106,985,983
NET ASSETS:
    Beginning of year.......................................................                            34,000      17,850,390
                                                                                                 _____________     ____________
    End of year (including undistributed investment income-net:
      $332,653 in 1995 and $1,548,756 in 1996)..............................                     $  17,850,390    $124,836,373
                                                                                                ==============    =============

                                                                                           SHARES
                                                       ______________________________________________________________________
                                                                      RETAIL CLASS                     INSTITUTIONAL CLASS
                                                       _____________________________________       __________________________
                                                                 YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                       _____________________________________       __________________________
                                                            1995(1)             1996(2)           1995(1)          1996(2)
                                                          ___________         ___________       ___________       ___________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                  646,375          10,597,594          600,654           629,738
    Shares issued for dividends reinvested.                     -                 42,205             -               38,272
    Shares redeemed........................                  (1,438)          (3,159,207)             (66)       (1,259,574)
                                                          ___________         ___________       ___________       ___________
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............                  644,937           7,480,592           600,588         (591,564)
                                                         ============         ============       ==========      ============


    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.
See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                 _______________________________
                                                                                                     1995(1)         1996(2)
                                                                                                 _____________      __________
OPERATIONS:
    Investment income-net...................................................                    $      318,027     $  666,900
    Net realized gain on investments........................................                         1,074,382      2,955,254
    Net unrealized appreciation on investments for the year.................                         2,341,390      1,810,027
                                                                                                 _____________      __________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                         3,733,799      5,432,181
                                                                                                 _____________      __________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Retail shares.........................................................                             -           (249,191)
      Institutional shares..................................................                             -           (226,359)
    Net realized gain on investments:
      Retail shares.........................................................                             -           (562,690)
      Institutional shares..................................................                             -           (565,898)
                                                                                                 _____________      __________
          TOTAL DIVIDENDS...................................................                           __          (1,604,138)
                                                                                                 _____________      __________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Retail shares.........................................................                        10,007,843      23,280,910
      Proceeds from acquisition of Dreyfus Asset Allocation Fund, Inc.,
          Dreyfus Growth Portfolio-Note 1...................................                          -              2,803,938
      Institutional shares..................................................                        10,067,618      12,713,945
    Dividends reinvested:
      Retail shares.........................................................                          -                811,742
      Institutional shares..................................................                          -                792,257
    Cost of shares redeemed:
      Retail shares.........................................................                          -           (12,912,596)
      Institutional shares..................................................                           (5,256)    (12,554,563)
                                                                                                 _____________      __________
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............                        20,070,205     14,935,633
                                                                                                 _____________      __________
            TOTAL INCREASE IN NET ASSETS....................................                        23,804,004      18,763,676
NET ASSETS:
    Beginning of year.......................................................                            33,000      23,837,004
                                                                                                 _____________      __________
    End of year (including undistributed investment income-net:
      $318,027 in 1995 and $509,145 in 1996)................................                      $ 23,837,004    $ 42,600,680
                                                                                                ==============    ============

DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                           SHARES
                                                       ______________________________________________________________________
                                                                      RETAIL CLASS                     INSTITUTIONAL CLASS
                                                       _____________________________________       __________________________
                                                                 YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                       _____________________________________       __________________________
                                                            1995(1)             1996(2)           1995(1)          1996(2)
                                                          ___________         ___________       ___________       ___________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                  800,540           1,500,411           804,636          828,585
    Shares issued in connection with acquisition of
      Dreyfus Asset Allocation Fund, Inc., Dreyfus
Growth Portfolio-Note 1....................                     -                175,795              -                -
    Shares issued for dividends reinvested.                     -                 57,044              -             55,675
    Shares redeemed........................                     -              (838,288)            (370)         (817,623)
                                                          ___________         ___________       ___________       ___________
          NET INCREASE IN SHARES OUTSTANDING                800,540              894,962         804,266            66,637
                                                          ==========         ============      ===========     =============
    (1)  From March 31, 1995 (commencement of operations) to September 30, 1995.
    (2)  Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated
    as Institutional shares.




See notes to financial statements.

DREYFUS LIFETIME PORTFOLIOS, INC., Income Portfolio
FINANCIAL HIGHLIGHTS
    Reference is made to page 7 of the Fund's Prospectus dated January 1, 1997.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth and Income Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Reference is made to page 6 of the Fund's Prospectus dated January 1, 1997.



DREYFUS LIFETIME PORTFOLIOS, INC., Growth Portfolio
FINANCIAL HIGHLIGHTS (CONTINUED)
    Reference is made to page 5 of the Fund's Prospectus dated January 1, 1997.


DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, ("Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The Fund accounts separately for the assets, liabilities and operations of each portfolio. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Mellon Equity Associates ("Mellon Equity") serves as each Portfolio's sub-investment adviser.
    As of September 30, 1996, Allomon Corporation, an indirect subsidiary of Mellon Bank Corporation, held the following shares:

    Income Portfolio...............            1,297,310           Growth Portfolio....................            1,711,876

    As of September 30, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares;

    Income Portfolio...............             101,376

    On February 2, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of two portfolios of Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio and Dreyfus Growth Portfolio to the Income Portfolio and Growth Portfolio of the Fund, respectively, in a tax free exchange for shares of Common Stock of the respective portfolios of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Dreyfus Asset Allocation Fund, Inc. shareholders on August 19, 1996, and became effective after the close of business on August 21, 1996, at which time the Fund issued 163,672 shares valued at $13.29 per share of the Income Portfolio's Retail Class shares and 175,795 shares valued at $15.95 per share of the Growth Portfolio's Retail shares to the shareholders of the Dreyfus Income Portfolio and the Dreyfus Growth Portfolio, respectively, of Dreyfus Asset Allocation Fund, Inc., in exchange for 167,323 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio valued at $13.00 per share and 203,775 shares of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio valued at $13.76 per share representing net assets of $2,175,198 and $2,803,938, respectively. Included in the net assets of the Dreyfus Asset Allocation Fund, Inc., Dreyfus Income Portfolio is $64 of unrealized appreciation. The combined net assets immediately after the Exchange was $20,976,239 for the Income Portfolio of the Fund. Included in the net assets of Dreyfus Asset Allocation Fund, Inc., Dreyfus Growth Portfolio is $69,702 of unrealized appreciation. The combined net assets immediately after the exchange was $39,343,700 for Dreyfus Growth Portfolio.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. Effective July 15, 1996, each Portfolio's Class R shares were redesignated as Retail shares and each Portfolio's Investor shares were redesignated as Institutional shares. Retail shares are offered to any investor and Institutional shares are offered only to clients of banks, securities brokers or dealers and other financial institutions DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Other differences between the two classes include the services offered to and the expenses borne by each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Each Portfolio's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date.
Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the year ended September 30, 1996, each Portfolio did not borrow under the line of credit.
NOTE 4-MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Agreement provides that if in any full fiscal year the aggregate expenses of any Portfolio, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, that Portfolio may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to each Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of that Portfolio's average net assets in accordance with California "blue sky" regulations. The Manager has undertaken with respect to the Income Portfolio from October 1, 1995 through March 31, 1997 to reduce to the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of Shareholder Services Plan and certain expenses as described above) exceed an annual rate of .60 of 1% of the value of the Portfolio's average daily net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio, the Manager has undertaken from October 1, 1995 through March 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of Shareholder Services Plan and certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Portfolio's average daily net assets.

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The expense reimbursements, pursuant to the undertakings, amounted to the following for the year ended September 30, 1996:

    Income Portfolio...............              $109,255                  Growth Portfolio...............              $156,678
    Growth and Income Portfolio....               186,888

    The undertakings may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                                                                            ANNUAL FEE AS A PERCENTAGE OF
TOTAL FUND NET ASSETS                                                               AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
_____________                                                                        ________________________________________
0 to $600 million...........................................                                         .35 of 1%
$600 up to $1.2 billion.....................................                                         .25 of 1%
$1.2 up to $1.8 billion.....................................                                         .20 of 1%
In excess of $1.8 billion...................................                                         .15 of 1%

    (B) Effective October 1, 1995, the Fund has adopted a Shareholder Services Plan. Under the Shareholder Services Plan, the
Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Institutional shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
    During the year ended September 30, 1996, the following was charged to each Portfolio's Institutional Shares pursuant to the Shareholder Services Plan.

    Income Portfolio...............                $21,007               Growth Portfolio................                $33,196
    Growth and Income Portfolio....                 16,550

    Effective December 1, 1995, each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended September 30, 1996, each Portfolio compensated the following:

    Income Portfolio...............                   $484               Growth Portfolio................                  $949
    Growth and Income Portfolio....                    819

    Effective May 3, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for each Portfolio. During the period ended September 30, 1996, each Portfolio paid the following to Mellon pursuant to the custody agreement:

    Income Portfolio...............                 $2,209              Growth and Income Portfolio.                     $1,342

DREYFUS LIFETIME PORTFOLIOS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended September 30, 1996:

                                                                                         PURCHASES                   SALES
                                                                                       _____________             ______________
    Income Portfolio.................................................                 $   7,813,522              $  3,886,245
    Growth and Income Portfolio......................................                   130,304,458                48,238,423
    Growth Portfolio.................................................                    23,515,861                15,513,324

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The
Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1996 and their related unrealized market appreciation (depreciation) are set forth in the Statements of Financial Futures.
    (B) The following summarizes accumulated net unrealized appreciation (depr eciation) on investments for each Portfolio at September 30, 1996:

                                                                     GROSS                GROSS
                                                                     APPRECIATION         (DEPRECIATION)              NET
                                                                     ____________         _______________        ___________
    Income Portfolio...............................                $     72,816            $(195,079)             $  (122,263)
    Growth and Income Portfolio....................                   3,381,475              (938,173)              2,443,302
    Growth Portfolio...............................                   4,307,531              (156,114)              4,151,417

    At September 30, 1996, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each Portfolio for financial reporting purposes as of September 30, 1996 was as follows:

    Income Portfolio............              $21,638,816                      Growth Portfolio............         $45,005,035
    Growth and Income Portfolio.              113,098,124

DREYFUS LIFETIME PORTFOLIOS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LIFETIME PORTFOLIOS, INC.
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc. (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Dreyfus LifeTime Portfolios, Inc. at September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young LLP signature logo]
New York, New York
November 8, 1996




                      DREYFUS LIFETIME PORTFOLIOS, INC.


                          PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the period from March 31, 1995 (commencement of operations) to September 30, 1995 and for the year ended September 30, 1996.



                Included in Part B of the Registration Statement:


                     Statement of Investments-- September 30, 1996

                     Statement of Assets and Liabilities-- September 30,
                     1996

                     Statement of Operations--year ended September 30, 1996

                     Statement of Changes in Net Assets--for the period ended September 30, 1995 and the year ended September 30, 1996

                     Notes to Financial Statements

                     Report of Ernst & Young LLP, Independent Auditors, dated November 8, 1996







All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


  (b)      Exhibits:

  (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1995, and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (5)(a)   Management Agreement is incorporated by reference to Exhibit
           (5)(a) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 4 to the Registration Statement on form N-1A, filed on March 30, 1995.

  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6)(a) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (9) Shareholder Services Plan is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

  (11)     Consent of Independent Auditors.

  (14)     Model Retirement Plans are incorporated by reference to Exhibit
           (14) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.

  (15) Service Plan is incorporated by reference to Exhibit (15) of Pre Effective Amendment No. 4 to the Registration Statement on Form N-1, filed on March 30, 1995.

  (16)     Schedules of Computation of Performance Data.

  (17)     Financial Data Schedule.

  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 12, 1996.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on October 13, 1996.

                (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                                          (2)

                                                Number of Record
         Title of Class                  Holders as of December 2, 1996
         ______________                  _____________________________

         Common Stock
         (Par value $.001)

         Growth Portfolio
            Institutional Shares                          26
            Retail Shares                                275
         Income Portfolio
            Institutional Shares                           5
            Retail Shares                                132
         Growth and Income Portfolio
            Institutional Shares                          20
            Retail Shares                                157


Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.


Item 27.    Indemnification (continued)
_______     _______________

         Reference is also made to the Distribution Agreement attached as Exhibit (6) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 30, 1995.


Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.




Item 29.    Principal Underwriters
________  ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

             1)   Comstock Partners Funds, Inc.
             2)   Dreyfus A Bonds Plus, Inc.
             3)   Dreyfus Appreciation Fund, Inc.
             4)   Dreyfus Asset Allocation Fund, Inc.
             5)   Dreyfus Balanced Fund, Inc.
             6)   Dreyfus BASIC GNMA Fund
             7)   Dreyfus BASIC Money Market Fund, Inc.
             8)   Dreyfus BASIC Municipal Fund, Inc.
             9)   Dreyfus BASIC U.S. Government Money Market Fund
            10)   Dreyfus California Intermediate Municipal Bond Fund
            11)   Dreyfus California Tax Exempt Bond Fund, Inc.
            12)   Dreyfus California Tax Exempt Money Market Fund
            13)   Dreyfus Cash Management
            14)   Dreyfus Cash Management Plus, Inc.
            15)   Dreyfus Connecticut Intermediate Municipal Bond Fund
            16)   Dreyfus Connecticut Municipal Money Market Fund, Inc.
            17)   Dreyfus Florida Intermediate Municipal Bond Fund
            18)   Dreyfus Florida Municipal Money Market Fund
            19)   The Dreyfus Fund Incorporated
            20)   Dreyfus Global Bond Fund, Inc.
            21)   Dreyfus Global Growth Fund
            22)   Dreyfus GNMA Fund, Inc.
            23)   Dreyfus Government Cash Management
            24)   Dreyfus Growth and Income Fund, Inc.
            25)   Dreyfus Growth and Value Funds, Inc.
            26)   Dreyfus Growth Opportunity Fund, Inc.
            27)   Dreyfus Income Funds
            28)   Dreyfus Institutional Money Market Fund
            29)   Dreyfus Institutional Short Term Treasury Fund
            30)   Dreyfus Insured Municipal Bond Fund, Inc.
            31)   Dreyfus Intermediate Municipal Bond Fund, Inc.
            32)   Dreyfus International Funds, Inc.
            33)   Dreyfus Investment Grade Bond Funds, Inc.
            34)   The Dreyfus/Laurel Funds, Inc.
            35)   The Dreyfus/Laurel Funds Trust
            36)   The Dreyfus/Laurel Tax-Free Municipal Funds
            37)   Dreyfus LifeTime Portfolios, Inc.
            38)   Dreyfus Liquid Assets, Inc.
            39)   Dreyfus Massachusetts Intermediate Municipal Bond Fund
            40)   Dreyfus Massachusetts Municipal Money Market Fund
            41)   Dreyfus Massachusetts Tax Exempt Bond Fund
            42)   Dreyfus MidCap Index Fund
            43)   Dreyfus Money Market Instruments, Inc.
            44)   Dreyfus Municipal Bond Fund, Inc.
            45)   Dreyfus Municipal Cash Management Plus
            46)   Dreyfus Municipal Money Market Fund, Inc.
            47)   Dreyfus New Jersey Intermediate Municipal Bond Fund
            48)   Dreyfus New Jersey Municipal Bond Fund, Inc.
            49)   Dreyfus New Jersey Municipal Money Market Fund, Inc.
            50)   Dreyfus New Leaders Fund, Inc.
            51)   Dreyfus New York Insured Tax Exempt Bond Fund
            52)   Dreyfus New York Municipal Cash Management
            53)   Dreyfus New York Tax Exempt Bond Fund, Inc.
            54)   Dreyfus New York Tax Exempt Intermediate Bond Fund
            55)   Dreyfus New York Tax Exempt Money Market Fund
            56)   Dreyfus 100% U.S. Treasury Intermediate Term Fund
            57)   Dreyfus 100% U.S. Treasury Long Term Fund
            58)   Dreyfus 100% U.S. Treasury Money Market Fund
            59)   Dreyfus 100% U.S. Treasury Short Term Fund
            60)   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
            61)   Dreyfus Pennsylvania Municipal Money Market Fund
            62)   Dreyfus S&P 500 Index Fund
            63)   Dreyfus Short-Intermediate Government Fund
            64)   Dreyfus Short-Intermediate Municipal Bond Fund
            65)   The Dreyfus Socially Responsible Growth Fund, Inc.
            66)   Dreyfus Stock Index Fund, Inc.
            67)   Dreyfus Tax Exempt Cash Management
            68)   The Dreyfus Third Century Fund, Inc.
            69)   Dreyfus Treasury Cash Management
            70)   Dreyfus Treasury Prime Cash Management
            71)   Dreyfus Variable Investment Fund
            72)   Dreyfus Worldwide Dollar Money Market Fund, Inc.
            73)   General California Municipal Bond Fund, Inc.
            74)   General California Municipal Money Market Fund
            75)   General Government Securities Money Market Fund, Inc.
            76)   General Money Market Fund, Inc.
            77)   General Municipal Bond Fund, Inc.
            78)   General Municipal Money Market Fund, Inc.
            79)   General New York Municipal Bond Fund, Inc.
            80)   General New York Municipal Money Market Fund
            81)   Premier Insured Municipal Bond Fund
            82)   Premier California Municipal Bond Fund
            83)   Premier Equity Funds, Inc.
            84)   Premier Global Investing, Inc.
            85)   Premier GNMA Fund
            86)   Premier Growth Fund, Inc.
            87)   Premier Municipal Bond Fund
            88)   Premier New York Municipal Bond Fund
            89)   Premier State Municipal Bond Fund
            90)   Premier Strategic Growth Fund
            91)   Premier Value Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+             Vice President                    None

Mary A. Nelson+            Vice President                    Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Bachman++    Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of December, 1996.



                    DREYFUS LIFETIME PORTFOLIOS, INC.


            BY:     /s/Marie E. Connolly*
                    __________________________________________
                    Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     _________


/s/Marie E. Connolly*            President, Treasurer (Principal     12/30/96
______________________________   Executive Financial and
Marie E. Connolly                Accounting Officer)




/s/Joseph S. DiMartino*          Chairman of the Board               12/30/96
_____________________________
Joseph S. DiMartino


/s/Lucy Wilson Benson*           Director                            12/30/96
______________________________
Lucy Wilson Benson



/s/David W. Burke*               Director                            12/30/96
_____________________________
David W. Burke


/s/Martin D. Fife*               Director                            12/30/96
_____________________________
Martin D. Fife


/s/Robert R. Glauber*            Director                            12/30/96
_____________________________
Robert R. Glauber


/s/Whitney I. Gerard*            Director                            12/30/96
_____________________________
Whitney I. Gerard


/s/Arthur A. Hartman*            Director                            12/30/96
_____________________________
Arthur A. Hartman


/s/George L. Perry*              Director                            12/30/96
_____________________________
George L. Perry


/s/Paul D. Wolfowitz*            Director                            12/30/96
_____________________________
Paul D. Wolfowitz


          Elizabeth Bachman
*BY:      __________________________
          Elizabeth Bachman,
          Attorney-in-Fact





                                EXHIBIT INDEX

Exhibits

          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule